Supplemental Information
Second Quarter 2013

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Income statement
Net interest income	$21,213	$20,394	$10,549	$10,664	$10,324	$9,938	$9,548
Noninterest income	24,711	23,852	12,178	12,533	8,336	10,490	12,420
Total revenue, net of interest expense	45,924	44,246	22,727	23,197	18,660	20,428	21,968
Provision for credit losses	2,924	4,191	1,211	1,713	2,204	1,774	1,773
Noninterest expense	35,518	36,189	16,018	19,500	18,360	17,544	17,048
Income tax expense (benefit)	1,987	750	1,486	501	(2,636)	770	684
Net income	5,495	3,116	4,012	1,483	732	340	2,463
Preferred stock dividends	814	690	441	373	365	373	365
Net income (loss) applicable to common shareholders	4,681	2,426	3,571	1,110	367	(33)	2,098
Diluted earnings per common share (1)	0.42	0.22	0.32	0.10	0.03	0.00	0.19
Average diluted common shares issued and outstanding (1)	11,549,693	11,509,945	11,524,510	11,154,778	10,884,921	10,776,173	11,556,011
Dividends paid per common share	$0.02	$0.02	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.50%	0.29%	0.74%	0.27%	0.13%	0.06%	0.45%
Return on average common shareholders' equity	4.32	2.26	6.55	2.06	0.67	n/m	3.89
Return on average tangible common shareholders' equity (2)	6.53	3.47	9.88	3.12	1.01	n/m	5.95
Return on average tangible shareholders' equity (2)	6.84	3.94	9.98	3.69	1.77	0.84	6.16

At period end
Book value per share of common stock	$20.18	$20.16	$20.18	$20.19	$20.24	$20.40	$20.16
Tangible book value per share of common stock (2)	13.32	13.22	13.32	13.36	13.36	13.48	13.22
Market price per share of common stock:
Closing price	$12.86	$8.18	$12.86	$12.18	$11.61	$8.83	$8.18
High closing price for the period	13.83	9.93	13.83	12.78	11.61	9.55	9.68
Low closing price for the period	11.03	5.80	11.44	11.03	8.93	7.04	6.83
Market capitalization	138,156	88,155	138,156	131,817	125,136	95,163	88,155

Number of banking centers - U.S.	5,328	5,594	5,328	5,389	5,478	5,540	5,594
Number of branded ATMs - U.S.	16,354	16,220	16,354	16,311	16,347	16,253	16,220
Full-time equivalent employees	257,158	275,460	257,158	262,812	267,190	272,594	275,460

(1)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent (FTE) basis data (1)

	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income	$21,646	$20,835	$10,771	$10,875	$10,555	$10,167	$9,782
Total revenue, net of interest expense	46,357	44,687	22,949	23,408	18,891	20,657	22,202
Net interest yield (2)	2.44%	2.36%	2.44%	2.43%	2.35%	2.32%	2.21%
Efficiency ratio	76.62	80.98	69.80	83.31	97.19	84.93	76.79

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, of $73 million and $99 million for the six months ended June 30, 2013 and 2012; $40 million and $33 million for the second and first quarters of 2013, and $42 million, $48 million and $52 million for the fourth, third and second quarters of 2012, respectively. For more information, see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11 and 12-13.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Interest income
Loans and leases	$18,238	$19,917	$9,060	$9,178	$9,366	$9,597	$9,744
Debt securities	5,097	4,651	2,548	2,549	2,196	2,062	1,905
Federal funds sold and securities borrowed or purchased under agreements to resell	634	820	319	315	329	353	360
Trading account assets	2,518	2,598	1,181	1,337	1,307	1,189	1,246
Other interest income	1,439	1,467	717	722	773	775	737
Total interest income	27,926	29,453	13,825	14,101	13,971	13,976	13,992

Interest expense
Deposits	748	1,068	366	382	438	484	519
Short-term borrowings	1,558	1,824	809	749	855	893	943
Trading account liabilities	899	925	427	472	420	418	448
Long-term debt	3,508	5,242	1,674	1,834	1,934	2,243	2,534
Total interest expense	6,713	9,059	3,276	3,437	3,647	4,038	4,444
Net interest income	21,213	20,394	10,549	10,664	10,324	9,938	9,548

Noninterest income
Card income	2,879	3,035	1,469	1,410	1,548	1,538	1,578
Service charges	3,636	3,846	1,837	1,799	1,820	1,934	1,934
Investment and brokerage services	6,170	5,723	3,143	3,027	2,889	2,781	2,847
Investment banking income	3,091	2,363	1,556	1,535	1,600	1,336	1,146
Equity investment income	1,243	1,133	680	563	699	238	368
Trading account profits	4,927	3,839	1,938	2,989	792	1,239	1,764
Mortgage banking income (loss)	2,441	3,271	1,178	1,263	(540)	2,019	1,659
Gains on sales of debt securities	525	1,152	457	68	171	339	400
Other income (loss)	(188)	(464)	(76)	(112)	(642)	(928)	730
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(14)	(62)	(5)	(14)	(1)	(9)	(13)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	1	16	1	5	—	3	7
Net impairment losses recognized in earnings on available-for-sale debt securities	(13)	(46)	(4)	(9)	(1)	(6)	(6)
Total noninterest income	24,711	23,852	12,178	12,533	8,336	10,490	12,420
Total revenue, net of interest expense	45,924	44,246	22,727	23,197	18,660	20,428	21,968

Provision for credit losses	2,924	4,191	1,211	1,713	2,204	1,774	1,773

Noninterest expense
Personnel	18,422	18,917	8,531	9,891	8,300	8,431	8,729
Occupancy	2,263	2,259	1,109	1,154	1,151	1,160	1,117
Equipment	1,082	1,157	532	550	551	561	546
Marketing	866	914	437	429	480	479	449
Professional fees	1,343	1,705	694	649	996	873	922
Amortization of intangibles	550	640	274	276	309	315	321
Data processing	1,591	1,548	779	812	773	640	692
Telecommunications	820	817	411	409	433	410	417
Other general operating	8,581	8,232	3,251	5,330	5,367	4,675	3,855
Total noninterest expense	35,518	36,189	16,018	19,500	18,360	17,544	17,048
Income (loss) before income taxes	7,482	3,866	5,498	1,984	(1,904)	1,110	3,147
Income tax expense (benefit)	1,987	750	1,486	501	(2,636)	770	684
Net income	$5,495	$3,116	$4,012	$1,483	$732	$340	$2,463
Preferred stock dividends	814	690	441	373	365	373	365
Net income (loss) applicable to common shareholders	$4,681	$2,426	$3,571	$1,110	$367	$(33)	$2,098

Per common share information
Earnings	$0.43	$0.23	$0.33	$0.10	$0.03	$0.00	$0.19
Diluted earnings	0.42	0.22	0.32	0.10	0.03	0.00	0.19
Dividends paid	0.02	0.02	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,787,357	10,714,881	10,775,867	10,798,975	10,777,204	10,776,173	10,775,695
Average diluted common shares issued and outstanding (1)	11,549,693	11,509,945	11,524,510	11,154,778	10,884,921	10,776,173	11,556,011

(1)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net income	$5,495	$3,116	$4,012	$1,483	$732	$340	$2,463
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	(5,139)	606	(4,233)	(906)	(1,169)	2,365	1,530
Net change in derivatives	185	301	13	172	381	234	(81)
Employee benefit plan adjustments	133	1,031	48	85	(1,171)	75	79
Net change in foreign currency translation adjustments	(91)	(1)	(49)	(42)	(27)	15	(32)
Other comprehensive income (loss)	(4,912)	1,937	(4,221)	(691)	(1,986)	2,689	1,496
Comprehensive income (loss)	$583	$5,053	$(209)	$792	$(1,254)	$3,029	$3,959

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2013	March 31 2013	June 30 2012
Assets
Cash and cash equivalents	$98,828	$100,980	$123,717
Time deposits placed and other short-term investments	12,916	12,740	22,350
Federal funds sold and securities borrowed or purchased under agreements to resell	224,168	220,623	226,116
Trading account assets	191,234	223,028	191,743
Derivative assets	56,772	52,247	59,939
Debt securities:
Carried at fair value	281,481	305,132	313,972
Held-to-maturity, at cost	54,922	49,577	35,168
Total debt securities	336,403	354,709	349,140
Loans and leases	921,570	911,592	892,315
Allowance for loan and lease losses	(21,235)	(22,441)	(30,288)
Loans and leases, net of allowance	900,335	889,151	862,027
Premises and equipment, net	10,836	11,085	12,653
Mortgage servicing rights (includes $5,827, $5,776 and $5,708 measured at fair value)	5,839	5,896	5,880
Goodwill	69,930	69,930	69,976
Intangible assets	6,104	6,379	7,335
Loans held-for-sale	14,549	19,278	13,289
Customer and other receivables	67,526	70,981	71,458
Other assets	127,880	137,792	145,231
Total assets	$2,123,320	$2,174,819	$2,160,854

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,507	$9,113	$8,499
Derivative assets	173	187	1,007
Loans and leases	113,045	116,236	128,386
Allowance for loan and lease losses	(3,157)	(3,310)	(4,074)
Loans and leases, net of allowance	109,888	112,926	124,312
Loans held-for-sale	1,876	3,229	2,163
All other assets	3,927	4,728	4,113
Total assets of consolidated variable interest entities	$122,371	$130,183	$140,094

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2013	March 31 2013	June 30 2012
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$352,447	$357,623	$343,308
Interest-bearing	654,370	661,930	621,076
Deposits in non-U.S. offices:
Noninterest-bearing	6,920	7,177	6,871
Interest-bearing	67,046	68,453	63,970
Total deposits	1,080,783	1,095,183	1,035,225
Federal funds purchased and securities loaned or sold under agreements to repurchase	232,609	248,149	285,914
Trading account liabilities	82,381	90,547	77,458
Derivative liabilities	48,532	47,825	51,515
Short-term borrowings	46,470	42,148	39,019
Accrued expenses and other liabilities (includes $474, $486 and $574 of reserve for unfunded lending commitments)	139,033	134,033	133,900
Long-term debt	262,480	279,641	301,848
Total liabilities	1,892,288	1,937,526	1,924,879
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,445,843, 3,685,410 and 3,685,410 shares	14,241	18,780	18,762
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,743,097,956, 10,822,379,936 and 10,776,869,270 shares	157,192	158,157	158,001
Retained earnings	67,308	63,844	62,712
Accumulated other comprehensive income (loss)	(7,709)	(3,488)	(3,500)
Total shareholders’ equity	231,032	237,293	235,975
Total liabilities and shareholders’ equity	$2,123,320	$2,174,819	$2,160,854

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$1,421	$2,539	$4,449
Long-term debt	25,946	31,461	38,456
All other liabilities	390	345	1,161
Total liabilities of consolidated variable interest entities	$27,757	$34,345	$44,066

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012

Risk-based capital (1, 2):
Tier 1 common capital	$139,519	$136,119	$133,403	$136,406	$134,082
Tier 1 capital	156,689	158,677	155,461	163,063	164,665
Total capital	196,752	201,211	196,680	205,172	208,936
Risk-weighted assets (3)	1,288,159	1,298,187	1,205,976	1,195,722	1,193,422
Tier 1 common capital ratio (3, 4)	10.83%	10.49%	11.06%	11.41%	11.24%
Tier 1 capital ratio	12.16	12.22	12.89	13.64	13.80
Total capital ratio	15.27	15.50	16.31	17.16	17.51
Tier 1 leverage ratio	7.49	7.49	7.37	7.84	7.84
Tangible equity ratio (5)	7.67	7.78	7.62	7.85	7.73
Tangible common equity ratio (5)	6.98	6.88	6.74	6.95	6.83

(1)	Regulatory capital ratios are preliminary until filed with the Federal Reserve on Form Y-9C.

(2)
Basel 1 includes the Market Risk Final Rule for the second and first quarters of 2013 (Basel – 2013 Rules). Basel 1 did not include the Market Risk Final Rule for the fourth, third and second quarters of 2012.

(3)	On a pro-forma basis, under the Basel 1 – 2013 Rules, fourth quarter 2012 risk-weighted assets and the Tier 1 common capital ratio would have been $1,284,799 million and 10.38 percent.

(4)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(5)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

Basel 1 to Basel 3 (fully phased-in) Reconciliation (1, 2)
(Dollars in millions)
	June 30 2013	March 31 2013	December 31 2012	September 30 2012	June 30 2012
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital	$156,689	$158,677	$155,461	$163,063	$164,665
Deduction of qualifying preferred stock and trust preferred securities	(17,170)	(22,558)	(22,058)	(26,657)	(30,583)
Basel 1 Tier 1 common capital	139,519	136,119	133,403	136,406	134,082
Deduction of defined benefit pension assets	(787)	(776)	(737)	(1,709)	(3,057)
Change in deferred tax assets and threshold deductions (deferred tax asset temporary differences, mortgage servicing rights and significant investments)	(6,761)	(4,501)	(3,020)	(1,102)	(3,745)
Change in all other deductions, net	(6,125)	(2,032)	(1,020)	1,040	(2,459)
Basel 3 (fully phased-in) Tier 1 common capital	$125,846	$128,810	$128,626	$134,635	$124,821

Risk-weighted assets – Basel 1 to Basel 3 (fully phased-in)
Basel 1 risk-weighted assets	$1,288,159	$1,298,187	$1,205,976	$1,195,722	$1,193,422
Net change in credit and other risk-weighted assets	22,276	55,454	103,085	216,244	298,003
Increase due to Market Risk Final Rule	—	—	81,811	88,881	79,553
Basel 3 (fully phased-in) risk-weighted assets	$1,310,435	$1,353,641	$1,390,872	$1,500,847	$1,570,978

Tier 1 common capital ratios
Basel 1	10.83%	10.49%	11.06%	11.41%	11.24%
Basel 3 (fully phased-in)	9.60	9.52	9.25	8.97	7.95

(1)	Basel 3 (fully phased-in) estimates as of June 30, 2013 are based on the Advanced Approach under the final Basel 3 rules issued on July 2, 2013.

(2)	Basel 1 includes the Market Risk Final Rule at June 30, 2013 and March 31, 2013. At December 31, 2012, September 30, 2012 and June 30, 2012, Basel 1 did not include the Market Risk Final Rule.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income (FTE basis)
As reported (1)	$21,646	$20,835	$10,771	$10,875	$10,555	$10,167	$9,782
Impact of trading-related net interest income	(1,929)	(1,449)	(919)	(1,010)	(1,012)	(847)	(653)
Net interest income excluding trading-related net interest income (2)	$19,717	$19,386	$9,852	$9,865	$9,543	$9,320	$9,129

Average earning assets
As reported	$1,784,975	$1,770,336	$1,769,336	$1,800,786	$1,788,936	$1,750,275	$1,772,568
Impact of trading-related earning assets	(492,510)	(434,499)	(487,345)	(497,730)	(482,366)	(446,948)	(444,584)
Average earning assets excluding trading-related earning assets (2)	$1,292,465	$1,335,837	$1,281,991	$1,303,056	$1,306,570	$1,303,327	$1,327,984

Net interest yield contribution (FTE basis) (3)
As reported (1)	2.44%	2.36%	2.44%	2.43%	2.35%	2.32%	2.21%
Impact of trading-related activities	0.62	0.55	0.64	0.62	0.56	0.53	0.55
Net interest yield on earning assets excluding trading-related activities (2)	3.06%	2.91%	3.08%	3.05%	2.91%	2.85%	2.76%

(1)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, of $73 million and $99 million for the six months ended June 30, 2013 and 2012; $40 million and $33 million for the second and first quarters of 2013, and $42 million, $48 million and $52 million for the fourth, third and second quarters of 2012, respectively.

(2)	Represents a non-GAAP financial measure.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2013			First Quarter 2013			Second Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$15,088	$46	1.21%	$16,129	$46	1.17%	$27,476	$64	0.94%
Federal funds sold and securities borrowed or purchased under agreements to resell	233,394	319	0.55	237,463	315	0.54	234,148	360	0.62
Trading account assets	181,620	1,224	2.70	194,364	1,380	2.87	165,906	1,302	3.15
Debt securities (2)	343,260	2,557	2.98	356,399	2,556	2.87	357,081	1,910	2.14
Loans and leases (3):
Residential mortgage	257,275	2,246	3.49	258,630	2,340	3.62	266,365	2,555	3.84
Home equity	101,708	951	3.74	105,939	997	3.80	119,785	1,091	3.66
U.S. credit card	89,722	2,192	9.80	91,712	2,249	9.95	95,018	2,356	9.97
Non-U.S. credit card	10,613	315	11.93	11,027	329	12.10	13,641	396	11.68
Direct/Indirect consumer	82,485	598	2.90	82,364	620	3.06	84,198	733	3.50
Other consumer	1,756	17	4.17	1,666	19	4.36	2,565	41	6.41
Total consumer	543,559	6,319	4.66	551,338	6,554	4.79	581,572	7,172	4.95
U.S. commercial	217,464	1,741	3.21	210,706	1,666	3.20	199,644	1,742	3.51
Commercial real estate	40,612	340	3.36	39,179	326	3.38	37,627	323	3.46
Commercial lease financing	23,579	205	3.48	23,534	236	4.01	21,446	216	4.02
Non-U.S. commercial	89,020	543	2.45	81,502	467	2.32	59,209	369	2.50
Total commercial	370,675	2,829	3.06	354,921	2,695	3.07	317,926	2,650	3.35
Total loans and leases	914,234	9,148	4.01	906,259	9,249	4.12	899,498	9,822	4.38
Other earning assets	81,740	713	3.50	90,172	733	3.29	88,459	716	3.24
Total earning assets (4)	1,769,336	14,007	3.17	1,800,786	14,279	3.20	1,772,568	14,174	3.21
Cash and cash equivalents (1)	104,486	40		92,846	33		116,025	52
Other assets, less allowance for loan and lease losses	310,788			318,798			305,970
Total assets	$2,184,610			$2,212,430			$2,194,563

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on debt securities carried at fair value are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2013	First Quarter 2013	Second Quarter 2012
Federal funds sold and securities borrowed or purchased under agreements to resell	$13	$11	$36
Debt securities	(48)	(122)	(386)
U.S. commercial	(27)	(29)	(16)
Non-U.S. commercial	(1)	(1)	—
Net hedge expenses on assets	$(63)	$(141)	$(366)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2013			First Quarter 2013			Second Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$44,897	$6	0.05%	$42,934	$6	0.05%	$42,394	$14	0.13%
NOW and money market deposit accounts	500,628	107	0.09	501,177	117	0.09	460,788	188	0.16
Consumer CDs and IRAs	85,001	130	0.62	88,376	138	0.63	96,858	171	0.71
Negotiable CDs, public funds and other deposits	22,721	27	0.46	20,880	26	0.52	21,661	35	0.65
Total U.S. interest-bearing deposits	653,247	270	0.17	653,367	287	0.18	621,701	408	0.26
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	10,832	17	0.64	12,153	19	0.64	14,598	25	0.69
Governments and official institutions	924	—	0.26	901	1	0.23	895	1	0.37
Time, savings and other	55,661	79	0.56	54,599	75	0.56	52,584	85	0.65
Total non-U.S. interest-bearing deposits	67,417	96	0.57	67,653	95	0.57	68,077	111	0.65
Total interest-bearing deposits	720,664	366	0.20	721,020	382	0.22	689,778	519	0.30
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	318,028	809	1.02	337,644	749	0.90	318,909	943	1.19
Trading account liabilities	94,349	427	1.82	92,047	472	2.08	84,728	448	2.13
Long-term debt	270,198	1,674	2.48	273,999	1,834	2.70	333,173	2,534	3.05
Total interest-bearing liabilities (1)	1,403,239	3,276	0.94	1,424,710	3,437	0.98	1,426,588	4,444	1.25
Noninterest-bearing sources:
Noninterest-bearing deposits	359,292			354,260			343,110
Other liabilities	187,016			196,465			189,307
Shareholders’ equity	235,063			236,995			235,558
Total liabilities and shareholders’ equity	$2,184,610			$2,212,430			$2,194,563
Net interest spread			2.23%			2.22%			1.96%
Impact of noninterest-bearing sources			0.20			0.21			0.24
Net interest income/yield on earning assets (2)		$10,731	2.43%		$10,842	2.43%		$9,730	2.20%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2013	First Quarter 2013	Second Quarter 2012
NOW and money market deposit accounts	$(1)	$—	$(1)
Consumer CDs and IRAs	21	13	22
Negotiable CDs, public funds and other deposits	4	3	4
Banks located in non-U.S. countries	3	3	3
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	259	260	307
Long-term debt	(946)	(897)	(926)
Net hedge income on liabilities	$(660)	$(618)	$(591)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2013			2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$15,606	$92	1.19%	$29,440	$129	0.88%
Federal funds sold and securities borrowed or purchased under agreements to resell	235,417	634	0.54	233,604	820	0.71
Trading account assets	187,957	2,604	2.79	165,010	2,701	3.29
Debt securities (2)	349,794	5,113	2.92	349,350	4,662	2.67
Loans and leases (3):
Residential mortgage	257,949	4,586	3.56	269,436	5,145	3.82
Home equity	103,812	1,948	3.77	121,433	2,257	3.73
U.S. credit card	90,712	4,441	9.87	96,676	4,815	10.02
Non-U.S. credit card	10,819	644	12.01	13,896	804	11.64
Direct/Indirect consumer	82,425	1,218	2.98	86,259	1,534	3.58
Other consumer	1,710	36	4.26	2,592	81	6.33
Total consumer	547,427	12,873	4.73	590,292	14,636	4.98
U.S. commercial	214,103	3,407	3.21	197,377	3,498	3.56
Commercial real estate	39,899	666	3.37	38,408	662	3.47
Commercial lease financing	23,556	441	3.75	21,563	488	4.52
Non-U.S. commercial	85,284	1,010	2.39	58,970	760	2.59
Total commercial	362,842	5,524	3.07	316,318	5,408	3.44
Total loans and leases	910,269	18,397	4.07	906,610	20,044	4.44
Other earning assets	85,932	1,446	3.39	86,322	1,439	3.35
Total earning assets (4)	1,784,975	28,286	3.18	1,770,336	29,795	3.38
Cash and cash equivalents (1)	98,698	73		114,268	99
Other assets, less allowance for loan and lease losses	314,770			306,264
Total assets	$2,198,443			$2,190,868

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on debt securities carried at fair value are calculated at fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2013	2012
Federal funds sold and securities borrowed or purchased under agreements to resell	$24	$87
Debt securities	(170)	(526)
U.S. commercial	(56)	(32)
Non-U.S. commercial	(2)	(1)
Net hedge expenses on assets	$(204)	$(472)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2013			2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$43,921	$12	0.05%	$41,468	$28	0.13%
NOW and money market deposit accounts	500,901	224	0.09	459,718	374	0.16
Consumer CDs and IRAs	86,679	268	0.62	98,451	365	0.75
Negotiable CDs, public funds and other deposits	21,806	53	0.49	22,125	71	0.64
Total U.S. interest-bearing deposits	653,307	557	0.17	621,762	838	0.27
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	11,489	36	0.64	16,384	53	0.65
Governments and official institutions	912	1	0.24	1,091	2	0.40
Time, savings and other	55,133	154	0.56	53,912	175	0.65
Total non-U.S. interest-bearing deposits	67,534	191	0.57	71,387	230	0.65
Total interest-bearing deposits	720,841	748	0.21	693,149	1,068	0.31
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	327,782	1,558	0.96	305,981	1,824	1.20
Trading account liabilities	93,204	899	1.95	78,300	925	2.38
Long-term debt	272,088	3,508	2.59	348,346	5,242	3.02
Total interest-bearing liabilities (1)	1,413,915	6,713	0.96	1,425,776	9,059	1.28
Noninterest-bearing sources:
Noninterest-bearing deposits	356,790			338,351
Other liabilities	191,714			192,679
Shareholders’ equity	236,024			234,062
Total liabilities and shareholders’ equity	$2,198,443			$2,190,868
Net interest spread			2.22%			2.10%
Impact of noninterest-bearing sources			0.21			0.25
Net interest income/yield on earning assets (2)		$21,573	2.43%		$20,736	2.35%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2013	2012
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	34	56
Negotiable CDs, public funds and other deposits	7	7
Banks located in non-U.S. countries	6	7
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	519	632
Long-term debt	(1,843)	(1,950)
Net hedge income on liabilities	$(1,278)	$(1,249)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	June 30, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$2,984	$144	$(29)	$3,099
Mortgage-backed securities:
Agency	171,486	1,174	(3,476)	169,184
Agency-collateralized mortgage obligations	31,315	1,095	(409)	32,001
Non-agency residential	7,813	343	(130)	8,026
Commercial	3,521	228	(1)	3,748
Non-U.S. securities	6,397	47	(22)	6,422
Corporate/Agency bonds	1,206	33	(8)	1,231
Other taxable securities, substantially all asset-backed securities	11,468	24	(10)	11,482
Total taxable securities	236,190	3,088	(4,085)	235,193
Tax-exempt securities	4,995	12	(46)	4,961
Total available-for-sale debt securities	241,185	3,100	(4,131)	240,154
Other debt securities carried at fair value	42,698	158	(1,529)	41,327
Total debt securities carried at fair value	283,883	3,258	(5,660)	281,481
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	54,922	10	(2,076)	52,856
Total debt securities	$338,805	$3,268	$(7,736)	$334,337
Available-for-sale marketable equity securities (1)	$754	$649	$(1)	$1,402

	March 31, 2013
Available-for-sale debt securities
U.S. Treasury and agency securities	$17,186	$315	$(62)	$17,439
Mortgage-backed securities:
Agency	170,842	4,050	(624)	174,268
Agency-collateralized mortgage obligations	33,573	1,405	(217)	34,761
Non-agency residential	8,591	402	(116)	8,877
Non-agency commercial	3,539	295	—	3,834
Non-U.S. securities	5,606	52	(8)	5,650
Corporate/Agency bonds	1,349	47	(11)	1,385
Other taxable securities, substantially all asset-backed securities	11,014	52	(12)	11,054
Total taxable securities	251,700	6,618	(1,050)	257,268
Tax-exempt securities	4,607	17	(42)	4,582
Total available-for-sale debt securities	256,307	6,635	(1,092)	261,850
Other debt securities carried at fair value	43,442	129	(289)	43,282
Total debt securities carried at fair value	299,749	6,764	(1,381)	305,132
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	49,577	446	(249)	49,774
Total debt securities	$349,326	$7,210	$(1,630)	$354,906
Available-for-sale marketable equity securities (1)	$769	$795	$—	$1,564

(1)	Classified in other assets on the Corporation's Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30, 2013	March 31, 2013
U.S. Treasury and agency securities	$—	$3,861
Mortgage-backed securities:
Agency	26,121	29,178
Agency-collateralized mortgage obligations	1,006	958
Commercial	758	103
Non-U.S. securities (1)	13,442	9,182
Total	$41,327	$43,282

(1)	These securities are used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Second Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,771	$5,034	$699	$2,252	$1,013	$1,505	$268
Noninterest income	12,178	2,400	1,416	1,887	3,176	2,994	305
Total revenue, net of interest expense (FTE basis)	22,949	7,434	2,115	4,139	4,189	4,499	573
Provision for credit losses	1,211	967	291	163	(16)	(15)	(179)
Noninterest expense	16,018	4,183	3,394	1,859	2,769	3,272	541
Income (loss) before income taxes	5,720	2,284	(1,570)	2,117	1,436	1,242	211
Income tax expense (benefit) (FTE basis)	1,708	892	(633)	826	477	484	(338)
Net income (loss)	$4,012	$1,392	$(937)	$1,291	$959	$758	$549

Average
Total loans and leases	$914,234	$163,593	$90,114	$255,674	n/m	$109,589	$238,910
Total assets (1)	2,184,610	584,143	122,275	327,531	$653,116	263,735	233,810
Total deposits	1,079,956	522,259	n/m	227,668	n/m	235,344	33,774
Period end
Total loans and leases	$921,570	$164,851	$89,257	$258,502	n/m	$111,785	$234,047
Total assets (1)	2,123,320	587,576	124,031	334,820	$607,050	263,867	205,976
Total deposits	1,080,783	525,099	n/m	229,586	n/m	235,012	34,597

	First Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,875	$5,013	$743	$2,160	$1,109	$1,596	$254
Noninterest income	12,533	2,399	1,569	1,870	3,760	2,825	110
Total revenue, net of interest expense (FTE basis)	23,408	7,412	2,312	4,030	4,869	4,421	364
Provision for credit losses	1,713	952	335	149	5	22	250
Noninterest expense	19,500	4,170	5,406	1,837	3,073	3,253	1,761
Income (loss) before income taxes	2,195	2,290	(3,429)	2,044	1,791	1,146	(1,647)
Income tax expense (benefit) (FTE basis)	712	851	(1,272)	760	622	426	(675)
Net income (loss)	$1,483	$1,439	$(2,157)	$1,284	$1,169	$720	$(972)

Average
Total loans and leases	$906,259	$165,845	$92,963	$244,068	n/m	$106,082	$244,557
Total assets (1)	2,212,430	564,469	128,331	318,044	$667,265	282,298	252,023
Total deposits	1,075,280	502,508	n/m	222,120	n/m	253,413	35,549
Period end
Total loans and leases	$911,592	$163,820	$90,971	$250,985	n/m	$107,048	$241,406
Total assets (1)	2,174,819	593,167	129,116	322,039	$625,639	268,263	236,595
Total deposits	1,095,183	530,581	n/m	228,248	n/m	239,853	35,759

	Second Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$9,782	$4,878	$713	$1,940	$721	$1,393	$137
Noninterest income	12,420	2,617	1,816	1,968	2,857	2,701	461
Total revenue, net of interest expense (FTE basis)	22,202	7,495	2,529	3,908	3,578	4,094	598
Provision for credit losses	1,773	1,157	187	(152)	(1)	47	535
Noninterest expense	17,048	4,420	3,524	1,967	2,855	3,177	1,105
Income (loss) before income taxes	3,381	1,918	(1,182)	2,093	724	870	(1,042)
Income tax expense (benefit) (FTE basis)	918	710	(438)	775	227	322	(678)
Net income (loss)	$2,463	$1,208	$(744)	$1,318	$497	$548	$(364)

Average
Total loans and leases	$899,498	$173,565	$105,507	$219,504	n/m	$98,964	$263,649
Total assets (1)	2,194,563	531,995	151,514	311,043	$596,861	262,124	341,026
Total deposits	1,032,888	474,328	n/m	213,862	n/m	238,540	43,722
Period end
Total loans and leases	$892,315	$171,094	$104,079	$218,681	n/m	$100,261	$259,830
Total assets (1)	2,160,854	537,946	146,386	310,933	$576,175	263,006	326,408
Total deposits	1,035,225	479,795	n/m	216,529	n/m	237,339	39,362

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Six Months Ended June 30, 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$21,646	$10,047	$1,442	$4,412	$2,122	$3,101	$522
Noninterest income	24,711	4,799	2,985	3,757	6,936	5,819	415
Total revenue, net of interest expense (FTE basis)	46,357	14,846	4,427	8,169	9,058	8,920	937
Provision for credit losses	2,924	1,919	626	312	(11)	7	71
Noninterest expense	35,518	8,353	8,800	3,696	5,842	6,525	2,302
Income (loss) before income taxes	7,915	4,574	(4,999)	4,161	3,227	2,388	(1,436)
Income tax expense (benefit) (FTE basis)	2,420	1,743	(1,905)	1,586	1,099	910	(1,013)
Net income (loss)	$5,495	$2,831	$(3,094)	$2,575	$2,128	$1,478	$(423)

Average
Total loans and leases	$910,269	$164,713	$91,531	$249,903	n/m	$107,845	$241,718
Total assets (1)	2,198,443	574,360	125,286	322,814	$660,151	272,965	242,867
Total deposits	1,077,631	512,438	n/m	224,909	n/m	244,329	34,657
Period end
Total loans and leases	$921,570	$164,851	$89,257	$258,502	n/m	$111,785	$234,047
Total assets (1)	2,123,320	587,576	124,031	334,820	$607,050	263,867	205,976
Total deposits	1,080,783	525,099	n/m	229,586	n/m	235,012	34,597

	Six Months Ended June 30, 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$20,835	$10,160	$1,481	$4,027	$1,628	$2,924	$615
Noninterest income (loss)	23,852	4,968	3,712	3,910	6,357	5,317	(412)
Total revenue, net of interest expense (FTE basis)	44,687	15,128	5,193	7,937	7,985	8,241	203
Provision for credit losses	4,191	2,064	694	(427)	(14)	93	1,781
Noninterest expense	36,189	8,725	7,404	3,928	6,090	6,409	3,633
Income (loss) before income taxes	4,307	4,339	(2,905)	4,436	1,909	1,739	(5,211)
Income tax expense (benefit) (FTE basis)	1,191	1,599	(1,026)	1,634	583	641	(2,240)
Net income (loss)	$3,116	$2,740	$(1,879)	$2,802	$1,326	$1,098	$(2,971)

Average
Total loans and leases	$906,610	$177,971	$107,554	$221,854	n/m	$98,490	$266,938
Total assets (1)	2,190,868	528,114	154,736	314,088	$585,423	265,899	342,608
Total deposits	1,031,500	469,181	n/m	212,638	n/m	239,200	48,125
Period end
Total loans and leases	$892,315	$171,094	$104,079	$218,681	n/m	$100,261	$259,830
Total assets (1)	2,160,854	537,946	146,386	310,933	$576,175	263,006	326,408
Total deposits	1,035,225	479,795	n/m	216,529	n/m	237,339	39,362

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income (FTE basis)	$10,047	$10,160	$5,034	$5,013	$4,869	$4,824	$4,878
Noninterest income:
Card income	2,393	2,634	1,186	1,207	1,342	1,340	1,345
Service charges	2,048	2,143	1,035	1,013	1,034	1,101	1,081
All other income (loss)	358	191	179	179	156	(4)	191
Total noninterest income	4,799	4,968	2,400	2,399	2,532	2,437	2,617
Total revenue, net of interest expense (FTE basis)	14,846	15,128	7,434	7,412	7,401	7,261	7,495

Provision for credit losses	1,919	2,064	967	952	1,078	1,006	1,157

Noninterest expense	8,353	8,725	4,183	4,170	4,182	4,119	4,420
Income before income taxes	4,574	4,339	2,284	2,290	2,141	2,136	1,918
Income tax expense (FTE basis)	1,743	1,599	892	851	700	790	710
Net income	$2,831	$2,740	$1,392	$1,439	$1,441	$1,346	$1,208

Net interest yield (FTE basis)	3.80%	4.19%	3.72%	3.89%	3.88%	3.89%	4.00%
Return on average allocated capital (1, 2)	19.06	—	18.64	19.48	—	—	—
Return on average economic capital (1, 2)	—	23.32	—	—	23.38	22.12	20.46
Efficiency ratio (FTE basis)	56.26	57.68	56.26	56.27	56.49	56.73	58.98

Balance Sheet
Average
Total loans and leases	$164,713	$177,971	$163,593	$165,845	$167,219	$169,092	$173,565
Total earning assets (3)	532,966	487,268	542,697	523,128	499,245	493,204	490,845
Total assets (3)	574,360	528,114	584,143	564,469	540,787	534,191	531,995
Total deposits	512,438	469,181	522,259	502,508	484,086	478,142	474,328
Allocated capital (1, 2)	30,000	—	30,000	30,000	—	—	—
Economic capital (1, 2)	—	23,682	—	—	24,561	24,271	23,807

Period end
Total loans and leases	$164,851	$171,094	$164,851	$163,820	$169,266	$168,296	$171,094
Total earning assets (3)	545,685	496,708	545,685	550,989	513,114	498,248	496,708
Total assets (3)	587,576	537,946	587,576	593,167	554,915	540,419	537,946
Total deposits	525,099	479,795	525,099	530,581	496,159	484,623	479,795

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30, 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$10,047	$4,859	$5,188
Noninterest income:
Card income	2,393	30	2,363
Service charges	2,048	2,048	—
All other income	358	219	139
Total noninterest income	4,799	2,297	2,502
Total revenue, net of interest expense (FTE basis)	14,846	7,156	7,690

Provision for credit losses	1,919	98	1,821

Noninterest expense	8,353	5,633	2,720
Income before income taxes	4,574	1,425	3,149
Income tax expense (FTE basis)	1,743	543	1,200
Net income	$2,831	$882	$1,949

Net interest yield (FTE basis)	3.80%	1.90%	7.33%
Return on average allocated capital (3, 4)	19.06	11.55	26.97
Efficiency ratio (FTE basis)	56.26	78.71	35.37

Balance Sheet
Average
Total loans and leases	$164,713	$22,525	$142,188
Total earning assets (5)	532,966	516,481	142,629
Total assets (5)	574,360	549,273	151,231
Total deposits	512,438	511,978	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$164,851	$22,467	$142,384
Total earning assets (5)	545,685	528,738	142,824
Total assets (5)	587,576	561,657	151,796
Total deposits	525,099	523,928	n/m

	Six Months Ended June 30, 2012
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$10,160	$4,669	$5,491
Noninterest income:
Card income	2,634	31	2,603
Service charges	2,143	2,143	—
All other income	191	183	8
Total noninterest income	4,968	2,357	2,611
Total revenue, net of interest expense (FTE basis)	15,128	7,026	8,102

Provision for credit losses	2,064	278	1,786

Noninterest expense	8,725	5,739	2,986
Income before income taxes	4,339	1,009	3,330
Income tax expense (FTE basis)	1,599	372	1,227
Net income	$2,740	$637	$2,103

Net interest yield (FTE basis)	4.19%	1.99%	7.11%
Return on average economic capital (3, 4)	23.32	10.25	37.98
Efficiency ratio (FTE basis)	57.68	81.68	36.86

Balance Sheet
Average
Total loans and leases	$177,971	$23,842	$154,129
Total earning assets (5)	487,268	471,292	155,323
Total assets (5)	528,114	504,744	162,717
Total deposits	469,181	468,854	n/m
Economic capital (3, 4)	23,682	12,513	11,169

Period end
Total loans and leases	$171,094	$23,356	$147,738
Total earning assets (5)	496,708	481,837	148,269
Total assets (5)	537,946	514,813	156,531
Total deposits	479,795	478,869	n/m

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$5,034	$2,472	$2,562
Noninterest income:
Card income	1,186	15	1,171
Service charges	1,035	1,035	—
All other income	179	117	62
Total noninterest income	2,400	1,167	1,233
Total revenue, net of interest expense (FTE basis)	7,434	3,639	3,795

Provision for credit losses	967	35	932

Noninterest expense	4,183	2,812	1,371
Income before income taxes	2,284	792	1,492
Income tax expense (FTE basis)	892	308	584
Net income	$1,392	$484	$908

Net interest yield (FTE basis)	3.72%	1.88%	7.26%
Return on average allocated capital (3, 4)	18.64	12.62	24.98
Efficiency ratio (FTE basis)	56.26	77.24	36.14

Balance Sheet
Average
Total loans and leases	$163,593	$22,434	$141,159
Total earning assets (5)	542,697	526,322	141,599
Total assets (5)	584,143	559,119	150,248
Total deposits	522,259	521,784	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$164,851	$22,467	$142,384
Total earning assets (5)	545,685	528,738	142,824
Total assets (5)	587,576	561,657	151,796
Total deposits	525,099	523,928	n/m

	First Quarter 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$5,013	$2,387	$2,626
Noninterest income:
Card income	1,207	15	1,192
Service charges	1,013	1,013	—
All other income	179	102	77
Total noninterest income	2,399	1,130	1,269
Total revenue, net of interest expense (FTE basis)	7,412	3,517	3,895

Provision for credit losses	952	63	889

Noninterest expense	4,170	2,821	1,349
Income before income taxes	2,290	633	1,657
Income tax expense (FTE basis)	851	235	616
Net income	$1,439	$398	$1,041

Net interest yield (FTE basis)	3.89%	1.91%	7.41%
Return on average allocated capital (3, 4)	19.48	10.47	28.99
Efficiency ratio (FTE basis)	56.27	80.24	34.62

Balance Sheet
Average
Total loans and leases	$165,845	$22,616	$143,229
Total earning assets (5)	523,128	506,531	143,671
Total assets (5)	564,469	539,319	152,224
Total deposits	502,508	502,063	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$163,820	$22,488	$141,332
Total earning assets (5)	550,989	534,098	141,778
Total assets (5)	593,167	567,346	150,708
Total deposits	530,581	529,501	n/m

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2012
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$4,878	$2,216	$2,662
Noninterest income:
Card income	1,345	19	1,326
Service charges	1,081	1,081	—
All other income	191	97	94
Total noninterest income	2,617	1,197	1,420
Total revenue, net of interest expense (FTE basis)	7,495	3,413	4,082

Provision for credit losses	1,157	191	966

Noninterest expense	4,420	2,865	1,555
Income before income taxes	1,918	357	1,561
Income tax expense (FTE basis)	710	132	578
Net income	$1,208	$225	$983

Net interest yield (FTE basis)	4.00%	1.87%	7.09%
Return on average economic capital (3, 4)	20.46	7.06	36.15
Efficiency ratio (FTE basis)	58.98	83.91	38.14

Balance Sheet
Average
Total loans and leases	$173,565	$23,609	$149,956
Total earning assets (5)	490,845	475,573	151,031
Total assets (5)	531,995	509,052	158,702
Total deposits	474,328	473,992	n/m
Economic capital (3, 4)	23,807	12,837	10,970

Period end
Total loans and leases	$171,094	$23,356	$147,738
Total earning assets (5)	496,708	481,837	148,269
Total assets (5)	537,946	514,813	156,531
Total deposits	479,795	478,869	n/m

(1)	During the first quarter of 2013, Business Banking results were moved to Deposits and prior periods were reclassified to conform to current period presentation.

(2)
During the second quarter of 2013, Card Services was renamed Consumer Lending as the result of the decision to move consumer Dealer Financial Services results from Global Banking to Consumer & Business Banking. Prior periods were reclassified to conform to current period presentation.

(3)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(4)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(5)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, we allocate assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Average deposit balances
Checking	$233,004	$205,972	$238,033	$227,920	$217,811	$212,142	$209,250
Savings	42,077	39,203	43,183	40,959	39,121	39,371	40,119
MMS	158,781	140,081	162,432	155,088	148,171	145,592	142,096
CDs and IRAs	74,140	79,705	74,064	74,217	74,589	76,801	78,604
Non-U.S. and other	4,436	4,220	4,547	4,324	4,394	4,236	4,259
Total average deposit balances	$512,438	$469,181	$522,259	$502,508	$484,086	$478,142	$474,328

Deposit spreads (excludes noninterest costs)
Checking	2.04%	2.73%	2.02%	2.06%	2.28%	2.46%	2.65%
Savings	2.20	2.87	2.20	2.20	2.48	2.62	2.78
MMS	1.04	1.27	1.05	1.04	1.11	1.16	1.22
CDs and IRAs	0.53	0.58	0.51	0.55	0.57	0.58	0.62
Non-U.S. and other	1.01	1.03	1.00	1.02	0.93	1.02	1.06
Total deposit spreads	1.51	1.92	1.51	1.52	1.66	1.76	1.88

Client brokerage assets	$84,182	$72,226	$84,182	$82,616	$75,946	$75,852	$72,226

Online banking active accounts (units in thousands)	29,867	30,232	29,867	30,102	29,638	29,809	30,232
Mobile banking active accounts (units in thousands)	13,214	10,290	13,214	12,641	12,013	11,097	10,290
Banking centers	5,328	5,594	5,328	5,389	5,478	5,540	5,594
ATMs	16,354	16,220	16,354	16,311	16,347	16,253	16,220

U.S. credit card
Loans
Average credit card outstandings	$90,712	$96,676	$89,722	$91,712	$92,849	$93,292	$95,018
Ending credit card outstandings	90,523	94,291	90,523	90,047	94,835	93,162	94,291
Credit quality
Net charge-offs	$1,864	$2,575	$917	$947	$978	$1,079	$1,244
	4.14%	5.36%	4.10%	4.19%	4.19%	4.60%	5.27%
30+ delinquency	$2,200	$2,948	$2,200	$2,510	$2,748	$2,855	$2,948
	2.43%	3.13%	2.43%	2.79%	2.90%	3.06%	3.13%
90+ delinquency	$1,167	$1,594	$1,167	$1,360	$1,437	$1,471	$1,594
	1.29%	1.69%	1.29%	1.51%	1.52%	1.58%	1.69%
Other U.S. credit card indicators
Gross interest yield	9.87%	10.02%	9.80%	9.95%	10.01%	10.04%	9.97%
Risk-adjusted margin	8.25	7.02	8.11	8.39	8.48	7.66	7.51
New account growth (in thousands)	1,863	1,564	957	906	837	857	782
Purchase volumes	$98,577	$93,683	$51,945	$46,632	$51,628	$48,189	$48,886

Debit card data
Purchase volumes	$132,375	$128,025	$67,740	$64,635	$66,217	$64,121	$64,993

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income (FTE basis)	$1,442	$1,481	$699	$743	$729	$719	$713
Noninterest income:
Mortgage banking income (loss)	2,898	3,648	1,411	1,487	(284)	2,188	1,820
All other income (loss)	87	64	5	82	30	176	(4)
Total noninterest income (loss)	2,985	3,712	1,416	1,569	(254)	2,364	1,816
Total revenue, net of interest expense (FTE basis)	4,427	5,193	2,115	2,312	475	3,083	2,529

Provision for credit losses	626	694	291	335	485	263	187

Noninterest expense	8,800	7,404	3,394	5,406	5,607	4,179	3,524
Loss before income taxes	(4,999)	(2,905)	(1,570)	(3,429)	(5,617)	(1,359)	(1,182)
Income tax benefit (FTE basis)	(1,905)	(1,026)	(633)	(1,272)	(1,913)	(503)	(438)
Net loss	$(3,094)	$(1,879)	$(937)	$(2,157)	$(3,704)	$(856)	$(744)

Net interest yield (FTE basis)	2.80%	2.34%	2.75%	2.85%	2.66%	2.41%	2.28%

Balance Sheet
Average
Total loans and leases	$91,531	$107,554	$90,114	$92,963	$96,605	$102,472	$105,507
Total earning assets	103,890	127,320	102,086	105,715	109,139	118,909	125,600
Total assets	125,286	154,736	122,275	128,331	131,652	140,510	151,514
Allocated capital (1, 2)	24,000	—	24,000	24,000	—	—	—
Economic capital (1, 2)	—	14,455	—	—	12,474	13,335	14,120

Period end
Total loans and leases	$89,257	$104,079	$89,257	$90,971	$94,660	$98,642	$104,079
Total earning assets	102,211	123,629	102,211	105,544	106,974	112,977	123,629
Total assets	124,031	146,386	124,031	129,116	131,047	138,108	146,386

Period end (in billions)
Mortgage serviced portfolio (3, 4)	$986.4	$1,593.8	$986.4	$1,185.0	$1,331.8	$1,461.8	$1,593.8

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

(4)	Excludes loans for which servicing transferred to third parties as of June 30, 2013 with an effective mortgage servicing right sales date of July 1, 2013.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Year-to-Date Results (1)
(Dollars in millions)
	Six Months Ended June 30, 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$1,442	$691	$751
Noninterest income:
Mortgage banking income	2,898	1,351	1,547
All other income (loss)	87	(58)	145
Total noninterest income	2,985	1,293	1,692
Total revenue, net of interest expense (FTE basis)	4,427	1,984	2,443

Provision for credit losses	626	156	470

Noninterest expense	8,800	1,676	7,124
Income (loss) before income taxes	(4,999)	152	(5,151)
Income tax expense (benefit) (FTE basis)	(1,905)	58	(1,963)
Net income (loss)	$(3,094)	$94	$(3,188)

Balance Sheet
Average
Total loans and leases	$91,531	$47,048	$44,483
Total earning assets	103,890	53,743	50,147
Total assets	125,286	54,251	71,035
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$89,257	$46,891	$42,366
Total earning assets	102,211	53,571	48,640
Total assets	124,031	53,674	70,357

	Six Months Ended June 30, 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$1,481	$677	$804
Noninterest income:
Mortgage banking income (loss)	3,648	1,541	2,107
All other income (loss)	64	(4)	68
Total noninterest income	3,712	1,537	2,175
Total revenue, net of interest expense (FTE basis)	5,193	2,214	2,979

Provision for credit losses	694	19	675

Noninterest expense	7,404	1,644	5,760
Income (loss) before income taxes	(2,905)	551	(3,456)
Income tax expense (benefit) (FTE basis)	(1,026)	203	(1,229)
Net income (loss)	$(1,879)	$348	$(2,227)

Balance Sheet
Average
Total loans and leases	$107,554	$51,122	$56,432
Total earning assets	127,320	57,672	69,648
Total assets	154,736	58,623	96,113
Economic capital (2, 3)	14,455	3,583	10,872

Period end
Total loans and leases	$104,079	$50,112	$53,967
Total earning assets	123,629	57,716	65,913
Total assets	146,386	58,986	87,400

For footnotes see page 25.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Second Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$699	$344	$355
Noninterest income:
Mortgage banking income	1,411	654	757
All other income (loss)	5	6	(1)
Total noninterest income	1,416	660	756
Total revenue, net of interest expense (FTE basis)	2,115	1,004	1,111

Provision for credit losses	291	64	227

Noninterest expense	3,394	863	2,531
Income (loss) before income taxes	(1,570)	77	(1,647)
Income tax expense (benefit) (FTE basis)	(633)	30	(663)
Net income (loss)	$(937)	$47	$(984)

Balance Sheet
Average
Total loans and leases	$90,114	$46,870	$43,244
Total earning assets	102,086	53,739	48,347
Total assets	122,275	54,000	68,275
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$89,257	$46,891	$42,366
Total earning assets	102,211	53,571	48,640
Total assets	124,031	53,674	70,357

	First Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$743	$347	$396
Noninterest income:
Mortgage banking income (loss)	1,487	697	790
All other income (loss)	82	(64)	146
Total noninterest income	1,569	633	936
Total revenue, net of interest expense (FTE basis)	2,312	980	1,332

Provision for credit losses	335	92	243

Noninterest expense	5,406	813	4,593
Income (loss) before income taxes	(3,429)	75	(3,504)
Income tax expense (benefit) (FTE basis)	(1,272)	28	(1,300)
Net income (loss)	$(2,157)	$47	$(2,204)

Balance Sheet
Average
Total loans and leases	$92,963	$47,228	$45,735
Total earning assets	105,715	53,746	51,969
Total assets	128,331	54,505	73,826
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$90,971	$46,929	$44,042
Total earning assets	105,544	55,111	50,433
Total assets	129,116	55,581	73,535

For footnotes see page 25.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Second Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$713	$330	$383
Noninterest income:
Mortgage banking income	1,820	826	994
All other income (loss)	(4)	(31)	27
Total noninterest income	1,816	795	1,021
Total revenue, net of interest expense (FTE basis)	2,529	1,125	1,404

Provision for credit losses	187	(35)	222

Noninterest expense	3,524	791	2,733
Income (loss) before income taxes	(1,182)	369	(1,551)
Income tax expense (benefit) (FTE basis)	(438)	136	(574)
Net income (loss)	$(744)	$233	$(977)

Balance Sheet
Average
Total loans and leases	$105,507	$50,580	$54,927
Total earning assets	125,600	57,869	67,731
Total assets	151,514	58,898	92,616
Economic capital (2, 3)	14,120	3,700	10,420

Period end
Total loans and leases	$104,079	$50,112	$53,967
Total earning assets	123,629	57,716	65,913
Total assets	146,386	58,986	87,400

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30				Second Quarter 2013		First Quarter 2013		Fourth Quarter 2012		Third Quarter 2012		Second Quarter 2012
	2013		2012
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$5,716		$7,378		$5,776		$5,716		$5,087		$5,708		$7,589
Net additions (sales)	(775)		70		(715)		(60)		97		85		(7)
Impact of customer payments (1)	(574)		(803)		(260)		(314)		(335)		(346)		(282)
Other changes in mortgage servicing rights fair value (2)	1,460		(937)		1,026		434		867		(360)		(1,592)
Balance, end of period	$5,827		$5,708		$5,827		$5,776		$5,716		$5,087		$5,708

Capitalized mortgage servicing rights (% of loans serviced for investors)	77	bps	47	bps	77	bps	61	bps	55	bps	45	bps	47	bps
Mortgage loans serviced for investors (in billions)	$759		$1,224		$759		$949		$1,045		$1,142		$1,224

Loan production:
Total Corporation (3)
First mortgage	$49,196		$33,243		$25,276		$23,920		$21,516		$20,315		$18,005
Home equity	2,612		1,690		1,496		1,116		962		933		930
Consumer Real Estate Services
First mortgage	$39,778		$26,391		$20,509		$19,269		$16,561		$15,566		$14,206
Home equity	2,225		1,321		1,283		942		765		746		724

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$1,675		$1,830		$860		$815		$986		$944		$902
Representations and warranties provision	(447)		(677)		(197)		(250)		(2,955)		(307)		(395)
Total production income (loss)	1,228		1,153		663		565		(1,969)		637		507
Servicing income:
Servicing fees	1,698		2,534		785		913		1,096		1,089		1,205
Impact of customer payments (1)	(574)		(803)		(260)		(314)		(335)		(346)		(282)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	527		388		215		312		912		560		194
Other servicing-related revenue	19		376		8		11		12		248		196
Total net servicing income	1,670		2,495		748		922		1,685		1,551		1,313
Total Consumer Real Estate Services mortgage banking income (loss)	2,898		3,648		1,411		1,487		(284)		2,188		1,820
Other business segments’ mortgage banking loss (5)	(457)		(377)		(233)		(224)		(256)		(169)		(161)
Total consolidated mortgage banking income (loss)	$2,441		$3,271		$1,178		$1,263		$(540)		$2,019		$1,659

(1)	Represents the change in the value of the mortgage servicing rights asset due to the impact of customer payments received during the period.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan, changes in OAS rate inputs and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income (FTE basis)	$4,412	$4,027	$2,252	$2,160	$2,099	$2,009	$1,940
Noninterest income:
Service charges	1,387	1,448	701	686	694	725	726
Investment banking income	1,582	1,289	792	790	842	662	638
All other income	788	1,173	394	394	316	390	604
Total noninterest income	3,757	3,910	1,887	1,870	1,852	1,777	1,968
Total revenue, net of interest expense (FTE basis)	8,169	7,937	4,139	4,030	3,951	3,786	3,908

Provision for credit losses	312	(427)	163	149	62	23	(152)

Noninterest expense	3,696	3,928	1,859	1,837	1,755	1,936	1,967
Income before income taxes	4,161	4,436	2,117	2,044	2,134	1,827	2,093
Income tax expense (FTE basis)	1,586	1,634	826	760	743	676	775
Net income	$2,575	$2,802	$1,291	$1,284	$1,391	$1,151	$1,318

Net interest yield (FTE basis)	3.16%	2.96%	3.15%	3.16%	2.84%	2.82%	2.89%
Return on average allocated capital (2, 3)	22.58	—	22.52	22.65	—	—	—
Return on average economic capital (2, 3)	—	29.31	—	—	28.96	23.33	27.24
Efficiency ratio (FTE basis)	45.25	49.48	44.94	45.57	44.43	51.14	50.33

Balance Sheet
Average
Total loans and leases	$249,903	$221,854	$255,674	$244,068	$232,396	$221,185	$219,504
Total earnings assets (4)	281,743	273,170	286,522	276,911	293,679	283,182	270,190
Total assets (4)	322,814	314,088	327,531	318,044	336,332	326,109	311,043
Total deposits	224,909	212,638	227,668	222,120	242,817	227,421	213,862
Allocated capital (2, 3)	23,000	—	23,000	23,000	—	—	—
Economic capital (2, 3)	—	19,243	—	—	19,123	19,639	19,472

Period end
Total loans and leases	$258,502	$218,681	$258,502	$250,985	$242,340	$226,152	$218,681
Total earnings assets (4)	293,733	268,373	293,733	280,928	289,036	282,968	268,373
Total assets (4)	334,820	310,933	334,820	322,039	331,611	325,488	310,933
Total deposits	229,586	216,529	229,586	228,248	243,306	234,912	216,529

(1)
During the second quarter of 2013, consumer Dealer Financial Services results were moved from Global Banking to Consumer & Business Banking. Prior periods were reclassified to conform to current period presentation.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Investment Banking fees (1)
Advisory (2)	$473	$503	$240	$233	$285	$207	$314
Debt issuance	833	599	405	428	450	341	253
Equity issuance	276	187	147	129	107	114	71
Total Investment Banking fees (3)	$1,582	$1,289	$792	$790	$842	$662	$638

Business Lending
Corporate	$1,706	$1,697	$855	$851	$739	$765	$836
Commercial	2,001	1,800	1,053	948	912	918	912
Total Business Lending revenue	$3,707	$3,497	$1,908	$1,799	$1,651	$1,683	$1,748

Treasury Services
Corporate	$1,368	$1,286	$702	$666	$687	$660	$630
Commercial	1,447	1,512	731	716	729	739	732
Total Treasury Services revenue	$2,815	$2,798	$1,433	$1,382	$1,416	$1,399	$1,362

Average deposit balances
Interest-bearing	$69,403	$64,323	$70,158	$68,639	$68,240	$64,690	$64,007
Noninterest-bearing	155,506	148,315	157,510	153,481	174,577	162,731	149,855
Total average deposits	$224,909	$212,638	$227,668	$222,120	$242,817	$227,421	$213,862

Loan spread	1.87%	1.90%	1.89%	1.86%	1.83%	1.90%	1.87%

Provision for credit losses	$312	$(427)	$163	$149	$62	$23	$(152)

Credit quality (4, 5)
Reservable utilized criticized exposure	$10,632	$14,794	$10,632	$10,342	$10,952	$12,297	$14,794
	3.73%	5.86%	3.73%	3.71%	4.06%	4.81%	5.86%

Nonperforming loans, leases and foreclosed properties	$1,087	$3,305	$1,087	$1,643	$2,052	$2,647	$3,305
	0.43%	1.54%	0.43%	0.66%	0.86%	1.19%	1.54%

Average loans and leases by product
U.S. commercial	$126,324	$116,495	$127,742	$124,890	$121,535	$115,992	$114,952
Commercial real estate	35,760	32,984	36,685	34,824	33,404	31,939	32,326
Commercial lease financing	24,536	23,255	24,584	24,486	24,057	23,214	23,122
Non-U.S. commercial	63,277	49,107	66,654	59,860	53,392	50,031	49,089
Other	6	13	9	8	8	9	15
Total average loans and leases	$249,903	$221,854	$255,674	$244,068	$232,396	$221,185	$219,504

Total Corporation Investment Banking fees
Advisory (2)	$519	$544	$262	$257	$301	$221	$340
Debt issuance	2,009	1,419	987	1,022	1,078	865	646
Equity issuance	679	497	356	323	250	279	192
Total investment banking fees	3,207	2,460	1,605	1,602	1,629	1,365	1,178
Self-led	(116)	(97)	(49)	(67)	(29)	(29)	(32)
Total Investment Banking fees	$3,091	$2,363	$1,556	$1,535	$1,600	$1,336	$1,146

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Six Months Ended June 30, 2013
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	3	7.7%	2	9.4%
Leveraged loans	1	11.0	1	12.8
Mortgage-backed securities	3	9.6	3	10.3
Asset-backed securities	2	13.4	2	16.0
Convertible debt	3	9.1	3	13.5
Common stock underwriting	6	6.2	5	9.5
Investment-grade corporate debt	2	6.3	2	12.1
Syndicated loans	2	9.0	2	12.5
Net investment banking revenue	2	7.5	2	10.9
Announced mergers and acquisitions	5	14.6	3	24.7
Equity capital markets	6	6.5	5	10.1
Debt capital markets	5	5.4	3	9.3
Source: Dealogic data as of July 1, 2013. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Convertible debt
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Announced mergers and acquisitions
Asset-backed securities	Debt capital markets
Convertible debt

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans

U.S.:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans,
Announced mergers and acquisitions

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income (FTE basis)	$2,122	$1,628	$1,013	$1,109	$1,114	$929	$721
Noninterest income:
Investment and brokerage services	1,077	962	549	528	430	428	448
Investment banking fees	1,347	994	668	679	668	552	438
Trading account profits	4,738	3,744	1,848	2,890	725	1,237	1,706
All other income (loss)	(226)	657	111	(337)	83	132	265
Total noninterest income	6,936	6,357	3,176	3,760	1,906	2,349	2,857
Total revenue, net of interest expense (FTE basis) (1)	9,058	7,985	4,189	4,869	3,020	3,278	3,578

Provision for credit losses	(11)	(14)	(16)	5	17	31	(1)

Noninterest expense	5,842	6,090	2,769	3,073	2,625	2,574	2,855
Income before income taxes	3,227	1,909	1,436	1,791	378	673	724
Income tax expense (FTE basis)	1,099	583	477	622	196	948	227
Net income (loss)	$2,128	$1,326	$959	$1,169	$182	$(275)	$497

Return on average allocated capital (2, 3)	14.33%	—	12.85%	15.83%	—	—	—
Return on average economic capital (2, 3)	—	19.32%	—	—	5.14%	n/m	15.10%
Efficiency ratio (FTE basis)	64.50	76.27	66.12	63.10	86.93	78.53%	79.79

Balance Sheet
Average
Total trading-related assets (4)	$497,582	$454,300	$490,972	$504,266	$493,188	$462,138	$459,869
Total earning assets (4)	504,516	446,695	499,396	509,694	493,901	458,335	456,552
Total assets	660,151	585,423	653,116	667,265	642,930	598,626	596,861
Allocated capital (2, 3)	30,000	—	30,000	30,000	—	—	—
Economic capital (2, 3)	—	13,849	—	—	14,184	13,414	13,316

Period end
Total trading-related assets (4)	$446,505	$443,948	$446,505	$467,826	$465,836	$455,161	$443,948
Total earning assets (4)	465,166	440,469	465,166	480,039	486,470	456,581	440,469
Total assets	607,050	576,175	607,050	625,639	630,570	597,587	576,175

Trading-related assets (average)
Trading account securities	$230,589	$188,069	$225,796	$235,437	$220,434	$193,694	$190,250
Reverse repurchases	154,188	160,456	150,568	157,847	166,399	162,040	160,832
Securities borrowed	60,134	50,292	62,813	57,425	52,391	51,757	53,297
Derivative assets	52,671	55,483	51,795	53,557	53,964	54,647	55,490
Total trading-related assets (4)	$497,582	$454,300	$490,972	$504,266	$493,188	$462,138	$459,869

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Sales and trading revenue (1)
Fixed income, currency and commodities	$5,228	$5,261	$2,292	$2,936	$1,551	$2,000	$2,418
Equities	2,358	1,673	1,199	1,159	674	667	761
Total sales and trading revenue	$7,586	$6,934	$3,491	$4,095	$2,225	$2,667	$3,179

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$5,260	$6,685	$2,259	$3,001	$1,788	$2,534	$2,555
Equities	2,343	1,839	1,194	1,149	713	715	780
Total sales and trading revenue, excluding debit valuation adjustment	$7,603	$8,524	$3,453	$4,150	$2,501	$3,249	$3,335

Sales and trading revenue breakdown
Net interest income	$1,950	$1,448	$930	$1,020	$1,014	$846	$650
Commissions	1,077	962	549	528	430	428	448
Trading	4,738	3,744	1,848	2,890	725	1,237	1,706
Other	(179)	780	164	(343)	56	156	375
Total sales and trading revenue	$7,586	$6,934	$3,491	$4,095	$2,225	$2,667	$3,179

(1)
Includes Global Banking sales and trading revenue of $210 million and $363 million for the six months ended June 30, 2013 and 2012; $142 million and $68 million for the second and first quarters of 2013, and $49 million, $111 million and $248 million for the fourth, third and second quarters of 2012, respectively.

(2)
For this presentation, sales and trading revenue excludes debit valuation adjustment gains/losses which represents a non-GAAP financial measure. Net debit valuation adjustment losses included in fixed income, currency and commodities revenue were $32 million and $1.4 billion for the six months ended June 30, 2013 and 2012; gains of $33 million and losses of $65 million for the second and first quarters of 2013, and losses of $237 million, $534 million and $137 million for the fourth, third and second quarters of 2012, respectively. Net debit valuation adjustment gains included in equities revenue were $15 million and losses $166 million for the six months ended June 30, 2013 and 2012; gains of $5 million and $10 million for the second and first quarters of 2013, and losses of $39 million, $48 million and $19 million for the fourth, third and second quarters of 2012, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income (FTE basis)	$3,101	$2,924	$1,505	$1,596	$1,490	$1,413	$1,393
Noninterest income:
Investment and brokerage services	4,772	4,396	2,441	2,331	2,272	2,181	2,221
All other income	1,047	921	553	494	431	489	480
Total noninterest income	5,819	5,317	2,994	2,825	2,703	2,670	2,701
Total revenue, net of interest expense (FTE basis)	8,920	8,241	4,499	4,421	4,193	4,083	4,094

Provision for credit losses	7	93	(15)	22	112	61	47

Noninterest expense	6,525	6,409	3,272	3,253	3,196	3,115	3,177
Income before income taxes	2,388	1,739	1,242	1,146	885	907	870
Income tax expense (FTE basis)	910	641	484	426	309	336	322
Net income	$1,478	$1,098	$758	$720	$576	$571	$548

Net interest yield (FTE basis)	2.46%	2.38%	2.47%	2.46%	2.30%	2.28%	2.31%
Return on average allocated capital (1, 2)	29.98	—	30.57	29.38	—	—	—
Return on average economic capital (1, 2)	—	33.24	—	—	28.36	29.22	31.76
Efficiency ratio (FTE basis)	73.15	77.77	72.72	73.58	76.24	76.30	77.61

Balance Sheet
Average
Total loans and leases	$107,845	$98,490	$109,589	$106,082	$103,785	$101,016	$98,964
Total earning assets (3)	254,113	246,785	244,845	263,484	257,339	246,674	242,843
Total assets (3)	272,965	265,899	263,735	282,298	276,408	265,639	262,124
Total deposits	244,329	239,200	235,344	253,413	249,658	241,411	238,540
Allocated capital (1, 2)	10,000	—	10,000	10,000	—	—	—
Economic capital (1, 2)	—	6,716	—	—	8,149	7,840	7,011

Period end
Total loans and leases	$111,785	$100,261	$111,785	$107,048	$105,928	$102,390	$100,261
Total earning assets (3)	244,361	243,552	244,361	248,960	277,103	248,807	243,552
Total assets (3)	263,867	263,006	263,867	268,263	297,326	268,408	263,006
Total deposits	235,012	237,339	235,012	239,853	266,188	243,518	237,339

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Revenues
Merrill Lynch Global Wealth Management	$7,422	$6,828	$3,742	$3,680	$3,500	$3,407	$3,387
U.S. Trust	1,461	1,363	740	721	690	656	683
Other (1)	37	50	17	20	3	20	24
Total revenues	$8,920	$8,241	$4,499	$4,421	$4,193	$4,083	$4,094

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,800,151	$1,676,759	$1,800,151	$1,812,412	$1,743,459	$1,731,154	$1,676,759
U.S. Trust	351,119	323,711	351,119	354,721	341,292	332,792	323,711
Other (1)	63,781	66,091	63,781	64,603	66,874	64,239	66,091

Client Balances by Type
Assets under management	$743,613	$667,452	$743,613	$745,260	$698,095	$692,854	$667,452
Brokerage assets	992,664	946,712	992,664	1,009,507	960,351	970,662	946,712
Assets in custody	128,854	111,351	128,854	127,013	117,686	115,350	111,351
Deposits	235,012	237,339	235,012	239,853	266,188	243,518	237,339
Loans and leases (2)	114,908	103,707	114,908	110,103	109,305	105,801	103,707
Total client balances	$2,215,051	$2,066,561	$2,215,051	$2,231,736	$2,151,625	$2,128,185	$2,066,561

Assets Under Management Flows
Liquidity assets under management (3)	$(2,922)	$(52)	$(695)	$(2,227)	$2,545	$(1,875)	$(122)
Long-term assets under management (4)	28,053	11,491	7,692	20,361	9,120	5,779	3,796
Total assets under management flows	$25,131	$11,439	$6,997	$18,134	$11,665	$3,904	$3,674

Associates (5)
Number of Financial Advisors	15,759	16,764	15,759	16,065	16,411	16,759	16,764
Total Wealth Advisors	16,989	18,060	16,989	17,293	17,640	18,036	18,060
Total Client Facing Professionals	19,689	20,844	19,689	20,018	20,386	20,778	20,844

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$991	$893	$1,012	$971	$927	$897	$895

U.S. Trust Metrics
Client Facing Professionals	2,084	2,162	2,084	2,090	2,077	2,119	2,162

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Corporation's Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,587 and 1,383 for the six months ended June 30, 2013 and 2012 and 1,587, 1,591, 1,496, 1,457 and 1,383 at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of financial advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Net interest income (FTE basis)	$522	$615	$268	$254	$254	$273	$137
Noninterest income:
Card income	166	171	81	85	96	93	84
Equity investment income (loss)	1,096	394	576	520	569	172	(36)
Gains on sales of debt securities	519	1,066	452	67	117	328	354
All other income (loss)	(1,366)	(2,043)	(804)	(562)	(1,185)	(1,700)	59
Total noninterest income (loss)	415	(412)	305	110	(403)	(1,107)	461
Total revenue, net of interest expense (FTE basis)	937	203	573	364	(149)	(834)	598

Provision for credit losses	71	1,781	(179)	250	450	390	535

Noninterest expense	2,302	3,633	541	1,761	995	1,621	1,105
Income (loss) before income taxes	(1,436)	(5,211)	211	(1,647)	(1,594)	(2,845)	(1,042)
Income tax benefit (FTE basis)	(1,013)	(2,240)	(338)	(675)	(2,440)	(1,248)	(678)
Net income (loss)	$(423)	$(2,971)	$549	$(972)	$846	$(1,597)	$(364)

Balance Sheet
Average
Total loans and leases	$241,718	$266,938	$238,910	$244,557	$247,128	$256,130	$263,649
Total assets (2)	242,867	342,608	233,810	252,023	282,256	308,237	341,026
Total deposits	34,657	48,125	33,774	35,549	36,939	39,266	43,722

Period end
Total loans and leases	$234,047	$259,830	$234,047	$241,406	$241,981	$252,592	$259,830
Total assets (3)	205,976	326,408	205,976	236,595	264,505	296,152	326,408
Total deposits	34,597	39,362	34,597	35,759	36,061	37,555	39,362

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, gains/losses on structured liabilities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Equity investments include Global Principal Investments, strategic and certain other investments. Additionally, All Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $526.7 billion and $489.9 billion for the six months ended June 30, 2013 and 2012; $525.9 billion, $527.6 billion, $526.9 billion, $514.4 billion and $492.7 billion for the second and first quarters of 2013, and the fourth, third and second quarters of 2012, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $530.3 billion, $538.6 billion, $538.5 billion, $513.8 billion and $502.2 billion at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures				Equity Investment Income (Loss)
	June 30, 2013			March 31, 2013	June 30, 2013
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Six Months Ended
Global Principal Investments:
Private Equity Investments	$493	$23	$516	$672	$38	$151
Global Real Estate	320	30	350	451	(16)	(42)
Global Strategic Capital	862	108	970	1,120	(19)	(44)
Legacy/Other Investments	539	—	539	741	49	91
Total Global Principal Investments	$2,214	$161	$2,375	$2,984	$52	$156

Components of Equity Investment Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Global Principal Investments	$156	$267	$52	$104	$167	$156	$(137)
Strategic and other investments	940	127	524	416	402	16	101
Total equity investment income (loss) included in All Other	1,096	394	576	520	569	172	(36)
Total equity investment income included in the business segments	147	739	104	43	130	66	404
Total consolidated equity investment income	$1,243	$1,133	$680	$563	$699	$238	$368

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2013	March 31 2013	June 30 2012
Consumer
Residential mortgage (1)	$253,959	$256,804	$262,569
Home equity	100,011	103,338	118,136
U.S. credit card	90,523	90,047	94,291
Non-U.S. credit card	10,340	10,620	13,431
Direct/Indirect consumer (2)	83,358	81,518	83,164
Other consumer (3)	1,803	1,696	2,568
Total consumer loans excluding loans accounted for under the fair value option	539,994	544,023	574,159
Consumer loans accounted for under the fair value option (4)	1,052	1,041	1,172
Total consumer	541,046	545,064	575,331

Commercial
U.S. commercial (5)	219,367	213,762	197,718
Commercial real estate (6)	42,126	39,060	36,535
Commercial lease financing	23,912	23,467	21,692
Non-U.S. commercial	86,710	82,460	53,850
Total commercial loans excluding loans accounted for under the fair value option	372,115	358,749	309,795
Commercial loans accounted for under the fair value option (4)	8,409	7,779	7,189
Total commercial	380,524	366,528	316,984
Total loans and leases	$921,570	$911,592	$892,315

(1)
Includes pay option loans of $5.8 billion, $6.5 billion and $9.0 billion and non-U.S. residential mortgages of $83 million, $86 million and $92 million at June 30, 2013, March 31, 2013 and June 30, 2012, respectively. The Corporation no longer originates pay option loans.

(2)
Includes dealer financial services loans of $36.8 billion, $36.1 billion and $36.7 billion, consumer lending loans of $3.6 billion, $4.1 billion and $6.3 billion, U.S. securities-based lending margin loans of $30.0 billion, $28.2 billion and $25.7 billion, student loans of $4.4 billion, $4.6 billion and $5.4 billion, non-U.S. consumer loans of $7.5 billion, $7.4 billion and $7.8 billion, and other consumer loans of $1.1 billion, $1.1 billion and $1.3 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(3)
Includes consumer finance loans of $1.3 billion, $1.4 billion and $1.5 billion, consumer leases of $351 million, $222 million, and $0 million, other non-U.S. consumer loans of $5 million, $5 million and $908 million, and consumer overdrafts of $149 million, $115 million and $127 million at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.1 billion, $1.0 billion and $1.2 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.0 billion, $2.1 billion and $1.9 billion, and non-U.S. commercial loans of $6.4 billion, $5.7 billion and $5.3 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $12.4 billion, $12.4 billion and $12.8 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(6)
Includes U.S. commercial real estate loans of $40.3 billion, $37.6 billion and $35.0 billion, and non-U.S. commercial real estate loans of $1.8 billion, $1.4 billion and $1.5 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Second Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$257,275	$564	$2,254	$—	$86	$43,234	$211,137
Home equity	101,708	147	87,749	—	78	12,254	1,480
U.S. credit card	89,722	89,722	—	—	—	—	—
Non-U.S. credit card	10,613	—	—	—	—	—	10,613
Direct/Indirect consumer	82,485	40,187	50	—	24	33,390	8,834
Other consumer	1,756	420	—	9	—	7	1,320
Total consumer	543,559	131,040	90,053	9	188	88,885	233,384

Commercial
U.S. commercial	217,464	31,183	60	127,742	32,776	19,099	6,604
Commercial real estate	40,612	1,359	1	36,685	694	1,417	456
Commercial lease financing	23,579	—	—	24,584	618	4	(1,627)
Non-U.S. commercial	89,020	11	—	66,654	22,078	184	93
Total commercial	370,675	32,553	61	255,665	56,166	20,704	5,526
Total loans and leases	$914,234	$163,593	$90,114	$255,674	$56,354	$109,589	$238,910

	First Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$258,630	$499	$1,332	$—	$90	$41,509	$215,200
Home equity	105,939	144	91,509	—	84	12,674	1,528
U.S. credit card	91,712	91,712	—	—	—	—	—
Non-U.S. credit card	11,027	—	—	—	—	—	11,027
Direct/Indirect consumer	82,364	40,605	59	—	3	32,261	9,436
Other consumer	1,666	273	—	8	—	7	1,378
Total consumer	551,338	133,233	92,900	8	177	86,451	238,569

Commercial
U.S. commercial	210,706	30,585	62	124,890	30,013	18,121	7,035
Commercial real estate	39,179	2,021	1	34,824	446	1,369	518
Commercial lease financing	23,534	—	—	24,486	694	4	(1,650)
Non-U.S. commercial	81,502	6	—	59,860	21,414	137	85
Total commercial	354,921	32,612	63	244,060	52,567	19,631	5,988
Total loans and leases	$906,259	$165,845	$92,963	$244,068	$52,744	$106,082	$244,557

	Second Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$266,365	$338	$1,111	$—	$101	$37,717	$227,098
Home equity	119,785	146	104,285	—	1	13,936	1,417
U.S. credit card	95,018	95,018	—	—	—	—	—
Non-U.S. credit card	13,641	—	—	—	—	—	13,641
Direct/Indirect consumer	84,198	44,605	85	—	76	28,722	10,710
Other consumer	2,565	99	—	15	—	8	2,443
Total consumer	581,572	140,206	105,481	15	178	80,383	255,309

Commercial
U.S. commercial	199,644	31,055	25	114,952	30,061	16,966	6,585
Commercial real estate	37,627	2,290	1	32,326	194	1,531	1,285
Commercial lease financing	21,446	—	—	23,122	—	4	(1,680)
Non-U.S. commercial	59,209	14	—	49,089	7,876	80	2,150
Total commercial	317,926	33,359	26	219,489	38,131	18,581	8,340
Total loans and leases	$899,498	$173,565	$105,507	$219,504	$38,309	$98,964	$263,649

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30, 2013	March 31, 2013	June 30, 2012	June 30, 2013	March 31, 2013	June 30, 2012
Diversified financials	$77,827	$70,405	$60,797	$115,066	$105,591	$93,272
Real estate (4)	49,564	47,513	44,420	70,162	65,855	59,886
Retailing	31,051	29,337	26,861	51,906	49,757	45,159
Capital goods	26,737	24,995	22,850	50,699	48,444	45,987
Banking	42,395	40,135	35,429	49,730	45,623	39,530
Government and public education	39,260	39,671	41,816	47,871	48,022	53,991
Healthcare equipment and services	29,327	29,107	30,171	46,418	45,556	45,385
Materials	22,831	22,243	19,236	43,369	42,264	36,710
Energy	21,052	21,167	14,030	41,133	40,853	31,487
Consumer services	21,721	22,193	22,672	34,743	35,195	35,795
Food, beverage and tobacco	14,704	14,909	14,441	31,488	32,936	31,019
Commercial services and supplies	18,932	18,345	18,388	30,478	29,861	29,564
Utilities	8,811	8,900	8,675	23,660	23,104	23,444
Transportation	15,492	15,606	12,784	22,716	21,968	19,505
Media	13,249	12,907	11,099	21,824	21,835	20,215
Individuals and trusts	14,367	14,107	13,937	18,081	18,166	17,298
Software and services	6,389	5,571	4,464	13,417	11,740	10,134
Insurance, including monolines	5,880	6,800	8,832	12,315	12,503	15,312
Pharmaceuticals and biotechnology	4,243	4,439	4,457	11,473	11,191	11,555
Technology hardware and equipment	4,840	4,735	4,643	11,289	10,761	10,694
Telecommunication services	3,871	3,689	3,792	10,588	10,191	9,756
Consumer durables and apparel	5,404	5,198	3,997	9,942	9,362	8,192
Automobiles and components	3,263	3,349	3,277	8,262	7,702	7,583
Food and staples retailing	4,363	4,004	3,191	7,848	7,334	6,470
Religious and social organizations	5,895	6,235	7,842	7,824	8,435	10,361
Other	5,678	4,721	3,338	8,550	7,706	6,118
Total commercial credit exposure by industry	$497,146	$480,281	$445,439	$800,852	$771,955	$724,422
Net credit default protection purchased on total commitments (5)				$(11,060)	$(12,444)	$(18,697)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $50.5 billion, $57.7 billion and $59.3 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively. Not reflected in utilized and committed exposure is additional derivative collateral held of $18.4 billion, $18.0 billion and $17.1 billion which consists primarily of other marketable securities at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $8.4 billion, $7.8 billion and $7.2 billion and issued letters of credit at notional value of $563 million, $567 million and $748 million at June 30, 2013, March 31, 2013 and June 30, 2012, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $15.3 billion, $15.1 billion and $21.1 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	June 30, 2013	March 31, 2013
Less than or equal to one year	25%	26%
Greater than one year and less than or equal to five years	73	71
Greater than five years	2	3
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	June 30, 2013		March 31, 2013
Ratings (2, 3)	Net Notional (4)	Percent	Net Notional (4)	Percent
AAA	$(107)	1.0%	$(120)	1.0%
AA	(232)	2.1	(412)	3.3
A	(4,651)	42.1	(4,951)	39.8
BBB	(4,427)	40.0	(5,133)	41.2
BB	(1,039)	9.4	(1,075)	8.6
B	(559)	5.1	(699)	5.6
CCC and below	(146)	1.3	(216)	1.7
NR (5)	101	(1.0)	162	(1.2)
Total net credit default protection	$(11,060)	100.0%	$(12,444)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	"NR" is comprised of names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at June 30, 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at June 30 2013 (5)	Increase (Decrease) from March 31, 2013
United Kingdom	$23,120	$11,107	$6,552	$5,423	$46,202	$(3,327)	$42,875	$(3,640)
Canada	5,888	6,773	1,489	5,213	19,363	(1,260)	18,103	(1,148)
France	3,245	6,075	1,468	6,558	17,346	(3,590)	13,756	(184)
Brazil	8,585	432	338	4,254	13,609	(205)	13,404	9
Germany	6,650	5,162	2,715	3,284	17,811	(4,747)	13,064	1,378
China	8,800	347	909	2,666	12,722	(608)	12,114	1,575
India	7,604	614	345	2,919	11,482	(92)	11,390	(1,210)
Australia	4,882	3,192	1,089	1,958	11,121	(907)	10,214	125
Japan	4,119	495	1,812	5,449	11,875	(1,668)	10,207	3,399
Netherlands	4,304	3,765	629	1,152	9,850	(1,699)	8,151	78
Hong Kong	5,547	667	124	772	7,110	(202)	6,908	596
South Korea	4,697	667	539	2,292	8,195	(1,303)	6,892	(567)
Russian Federation	5,316	495	182	471	6,464	(474)	5,990	(374)
Singapore	3,376	257	278	1,885	5,796	(129)	5,667	30
Switzerland	2,295	2,747	691	414	6,147	(703)	5,444	(465)
Italy	3,535	2,753	2,075	802	9,165	(3,961)	5,204	1,245
Mexico	2,768	743	327	1,287	5,125	(502)	4,623	800
Taiwan	2,431	44	177	1,054	3,706	(36)	3,670	13
United Arab Emirates	2,616	333	211	31	3,191	(239)	2,952	639
Spain	2,610	973	203	293	4,079	(1,172)	2,907	252
Total top 20 non-U.S. countries exposure	$112,388	$47,641	$22,153	$48,177	$230,359	$(26,824)	$203,535	$2,551

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $39.0 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $82.0 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Select European Countries
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at June 30, 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at June 30 2013 (5)	Increase (Decrease) from March 31, 2013
Greece
Sovereign	$—	$—	$—	$31	$31	$—	$31	$24
Financial institutions	—	—	3	11	14	(13)	1	3
Corporates	64	125	9	9	207	(54)	153	(42)
Total Greece	$64	$125	$12	$51	$252	$(67)	$185	$(15)
Ireland
Sovereign	$19	$—	$24	$117	$160	$(10)	$150	$55
Financial institutions	349	19	205	26	599	(15)	584	(62)
Corporates	442	327	40	57	866	(13)	853	(77)
Total Ireland	$810	$346	$269	$200	$1,625	$(38)	$1,587	$(84)
Italy
Sovereign	$—	$—	$1,710	$472	$2,182	$(1,839)	$343	$939
Financial institutions	1,970	4	254	23	2,251	(878)	1,373	(25)
Corporates	1,565	2,749	111	307	4,732	(1,244)	3,488	331
Total Italy	$3,535	$2,753	$2,075	$802	$9,165	$(3,961)	$5,204	$1,245
Portugal
Sovereign	$—	$—	$20	$22	$42	$(37)	$5	$(12)
Financial institutions	5	—	2	25	32	(70)	(38)	(63)
Corporates	66	99	2	3	170	(201)	(31)	(132)
Total Portugal	$71	$99	$24	$50	$244	$(308)	$(64)	$(207)
Spain
Sovereign	$34	$—	$53	$118	$205	$(67)	$138	$326
Financial institutions	832	6	107	38	983	(254)	729	(115)
Corporates	1,744	967	43	137	2,891	(851)	2,040	41
Total Spain	$2,610	$973	$203	$293	$4,079	$(1,172)	$2,907	$252
Total
Sovereign	$53	$—	$1,807	$760	$2,620	$(1,953)	$667	$1,332
Financial institutions	3,156	29	571	123	3,879	(1,230)	2,649	(262)
Corporates	3,881	4,267	205	513	8,866	(2,363)	6,503	121
Total select European exposure	$7,090	$4,296	$2,583	$1,396	$15,365	$(5,546)	$9,819	$1,191

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $2.9 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $3.6 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures of $7.0 billion and net credit default swaps purchased of $947 million, consisting of $963 million of net single-name credit default swaps purchased and $16 million of net indexed and tranched credit default swaps sold.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, including $3.3 billion, consisting of $1.7 billion in net single-name credit default swaps purchased and $1.6 billion in net indexed and tranched credit default swaps purchased, to hedge loans and securities, $2.0 billion in additional credit default protection purchased to hedge derivative assets and $210 million in other short exposures. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Residential mortgage (1)	$14,316	$15,001	$15,055	$15,440	$14,876
Home equity (1)	4,151	4,196	4,282	4,276	4,209
Direct/Indirect consumer	72	84	92	36	35
Other consumer	1	1	2	1	1
Total consumer	18,540	19,282	19,431	19,753	19,121
U.S. commercial	1,279	1,354	1,484	1,609	1,841
Commercial real estate	627	1,139	1,513	2,028	2,498
Commercial lease financing	10	19	44	33	39
Non-U.S. commercial	80	112	68	139	194
	1,996	2,624	3,109	3,809	4,572
U.S. small business commercial	107	110	115	139	143
Total commercial	2,103	2,734	3,224	3,948	4,715
Total nonperforming loans and leases	20,643	22,016	22,655	23,701	23,836
Foreclosed properties (2)	637	826	900	1,224	1,541
Total nonperforming loans, leases and foreclosed properties (3, 4, 5)	$21,280	$22,842	$23,555	$24,925	$25,377

Fully-insured home loans past due 90 days or more and still accruing	$20,604	$21,617	$22,157	$21,817	$22,287
Consumer credit card past due 90 days or more and still accruing	1,325	1,541	1,649	1,695	1,847
Other loans past due 90 days or more and still accruing	662	655	776	807	865
Total loans past due 90 days or more and still accruing (4, 6, 7)	$22,591	$23,813	$24,582	$24,319	$24,999

Nonperforming loans, leases and foreclosed properties/Total assets (8)	1.01%	1.05%	1.07%	1.15%	1.18%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (8)	2.33	2.53	2.62	2.81	2.87
Nonperforming loans and leases/Total loans and leases (8)	2.26	2.44	2.52	2.68	2.70

Commercial utilized reservable criticized exposure (9)	$14,928	$15,006	$15,936	$17,374	$20,442
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	3.62%	3.75%	4.10%	4.69%	5.64%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	3.64	4.08	4.40	5.03	5.92

(1)
During the fourth and third quarters of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified residential mortgage loans of $49 million, home equity loans of $5 million and direct/indirect consumer loans of $58 million to nonperforming as of December 31, 2012, and residential mortgage loans of $567 million and home equity loans of $483 million as of September 30, 2012. Prior period amounts have not been restated.

(2)
Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $1.6 billion, $2.3 billion, $2.5 billion, $2.4 billion and $1.2 billion at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

(3)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(4)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(5) Balances do not include the following:	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Nonperforming loans held-for-sale	$891	$1,050	$1,059	$1,397	$1,363
Nonperforming loans accounted for under the fair value option	398	412	401	458	453
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	485	512	521	540	461

(6)
Balances do not include loans held-for-sale past due 90 days or more and still accruing of $17 million, $18 million, $130 million, $26 million and $31 million at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively. At June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $9.5 billion, $8.8 billion, $9.0 billion, $7.6 billion and $8.4 billion at June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

(9)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$19,282	$19,431	$19,753	$19,121	$19,724
Additions to nonperforming loans and leases:
New nonperforming loans and leases	2,289	2,661	3,211	3,306	3,259
Implementation of change in treatment of loans discharged in bankruptcies (2)	n/a	n/a	112	1,050	n/a
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(695)	(680)	(968)	(822)	(858)
Sales	(175)	—	(47)	—	—
Returns to performing status (3)	(1,139)	(943)	(1,076)	(943)	(1,271)
Charge-offs (4)	(932)	(1,072)	(1,439)	(1,827)	(1,541)
Transfers to foreclosed properties	(90)	(115)	(115)	(132)	(192)
Total net additions (reductions) to nonperforming loans and leases	(742)	(149)	(322)	632	(603)
Total nonperforming consumer loans and leases, end of period	18,540	19,282	19,431	19,753	19,121
Foreclosed properties	508	620	650	799	1,108
Nonperforming consumer loans, leases and foreclosed properties, end of period	$19,048	$19,902	$20,081	$20,552	$20,229

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$2,734	$3,224	$3,948	$4,715	$5,751
Additions to nonperforming loans and leases:
New nonperforming loans and leases	269	350	473	474	788
Advances	3	6	5	42	14
Reductions to nonperforming loans and leases:
Paydowns	(312)	(328)	(445)	(548)	(806)
Sales	(171)	(147)	(198)	(113)	(392)
Return to performing status (6)	(243)	(167)	(249)	(262)	(152)
Charge-offs	(170)	(177)	(273)	(221)	(379)
Transfers to foreclosed properties	(7)	(21)	(37)	(93)	(109)
Transfers to loans held-for-sale	—	(6)	—	(46)	—
Total net reductions to nonperforming loans and leases	(631)	(490)	(724)	(767)	(1,036)
Total nonperforming commercial loans and leases, end of period	2,103	2,734	3,224	3,948	4,715
Foreclosed properties	129	206	250	425	433
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,232	$2,940	$3,474	$4,373	$5,148

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
During the fourth and third quarters of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. Prior period amounts have not be restated.

(3)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(4)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

(5)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(6)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	Second Quarter 2013		First Quarter 2013		Fourth Quarter 2012		Third Quarter 2012		Second Quarter 2012
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$271	0.43%	$383	0.60%	$729	1.14%	$720	1.10%	$749	1.14%
Home equity	486	1.92	684	2.62	768	2.77	1,623	5.55	893	3.00
U.S. credit card	917	4.10	947	4.19	978	4.19	1,079	4.60	1,244	5.27
Non-U.S. credit card	104	3.93	112	4.14	119	3.62	124	3.70	135	3.97
Direct/Indirect consumer	86	0.42	124	0.61	195	0.94	161	0.78	181	0.86
Other consumer	51	11.57	52	12.76	64	15.78	63	9.53	49	7.71
Total consumer	1,915	1.42	2,302	1.70	2,853	2.04	3,770	2.64	3,251	2.25
U.S. commercial (5)	43	0.09	45	0.09	27	0.05	55	0.12	94	0.20
Commercial real estate	44	0.43	93	0.96	84	0.88	91	0.97	77	0.83
Commercial lease financing	(5)	(0.08)	(10)	(0.18)	1	0.02	(12)	(0.22)	14	0.25
Non-U.S. commercial	16	0.08	(15)	(0.08)	17	0.12	9	0.06	7	0.06
	98	0.11	113	0.14	129	0.16	143	0.19	192	0.26
U.S. small business commercial	98	3.15	102	3.33	122	3.86	209	6.59	183	5.74
Total commercial	196	0.22	215	0.25	251	0.30	352	0.45	375	0.49
Total net charge-offs	$2,111	0.94	$2,517	1.14	$3,104	1.40	$4,122	1.86	$3,626	1.64

By Business Segment
Consumer & Business Banking	$1,158	2.84%	$1,241	3.03%	$1,383	3.29%	$1,539	3.62%	$1,707	3.96%
Consumer Real Estate Services	465	2.09	660	2.91	732	3.05	1,567	6.15	845	3.25
Global Banking	78	0.12	68	0.12	132	0.23	76	0.14	121	0.23
Global Markets	(1)	—	2	0.01	1	0.01	—	—	—	—
Global Wealth & Investment Management	51	0.19	61	0.23	91	0.35	97	0.38	88	0.36
All Other	360	0.60	485	0.80	765	1.23	843	1.31	865	1.32
Total net charge-offs	$2,111	0.94	$2,517	1.14	$3,104	1.40	$4,122	1.86	$3,626	1.64

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.97, 1.18, 1.44, 1.93 and 1.69 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $313 million, $839 million, $1.1 billion and $1.7 billion for the three months ended June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively. There were no write-offs of purchased credit-impaired loans at June 30, 2012. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 1.07, 1.52, 1.90 and 2.63 for the three months ended June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(3)
During the three months ended September 30, 2012, the Corporation changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of the completion of implementation, the Corporation charged off $73 million and $478 million of current or less than 60 days delinquent loans for the three months ended December 31, 2012 and September 30, 2012.

(4)	Includes $435 million of charge-offs incurred during the three months ended September 30, 2012 as a result of National Mortgage Settlement activities.

(5)	Excludes U.S. small business commercial loans.

Net Charge-offs (Reserve Reduction)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(1,853)
$(2,348)
$(900)
$(804)
$(900)
1.64%
1.86%
1.40%
1.14%
0.94%
$3,626
$4,122
$3,104
$2,517
$2,111
2Q12
3Q12
4Q12
1Q13
2Q13
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Six Months Ended June 30
	2013		2012
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$654	0.51%	$1,662	1.25%
Home equity	1,170	2.27	1,851	3.07
U.S. credit card	1,864	4.14	2,575	5.36
Non-U.S. credit card	216	4.03	338	4.89
Direct/Indirect consumer	210	0.51	407	0.95
Other consumer	103	12.15	105	8.15
Total consumer	4,217	1.56	6,938	2.37
U.S. commercial (3)	88	0.09	160	0.18
Commercial real estate	137	0.69	209	1.10
Commercial lease financing	(15)	(0.13)	5	0.04
Non-U.S. commercial	1	—	2	0.01
	211	0.12	376	0.26
U.S. small business commercial	200	3.24	368	5.68
Total commercial	411	0.23	744	0.48
Total net charge-offs	$4,628	1.04	$7,682	1.72

By Business Segment
Consumer & Business Banking	$2,399	2.94%	$3,531	3.99%
Consumer Real Estate Services	1,125	2.51	1,760	3.34
Global Banking	146	0.12	228	0.21
Global Markets	1	—	13	0.08
Global Wealth & Investment Management	112	0.21	182	0.37
All Other	845	0.71	1,968	1.48
Total net charge-offs	$4,628	1.04	$7,682	1.72

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 1.07 and 1.78 for the six months ended June 30, 2013 and 2012.

(2)
Excludes write-offs of consumer purchased credit-impaired loans of $1.2 billion for the six months ended June 30, 2013. There were no write-offs of purchased credit-impaired loans for the six months ended June 30, 2012. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 1.29 for the six months ended June 30, 2013.

(3)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2013			March 31, 2013			June 30, 2012
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$6,071	28.59%	2.39%	$6,731	29.99%	2.62%	$7,970	26.32%	3.04%
Home equity	6,325	29.79	6.32	6,707	29.89	6.50	11,994	39.60	10.16
U.S. credit card	4,468	21.04	4.94	4,506	20.08	5.00	5,228	17.26	5.54
Non-U.S. credit card	498	2.34	4.82	572	2.55	5.38	777	2.57	5.79
Direct/Indirect consumer	603	2.84	0.72	690	3.08	0.85	875	2.89	1.05
Other consumer	102	0.48	5.68	106	0.47	6.24	144	0.47	5.59
Total consumer	18,067	85.08	3.35	19,312	86.06	3.55	26,988	89.11	4.70
U.S. commercial (2)	1,874	8.83	0.85	1,866	8.31	0.87	2,016	6.66	1.02
Commercial real estate	801	3.77	1.90	815	3.63	2.09	967	3.19	2.65
Commercial lease financing	87	0.41	0.37	85	0.38	0.36	80	0.26	0.37
Non-U.S. commercial	406	1.91	0.47	363	1.62	0.44	237	0.78	0.44
Total commercial (3)	3,168	14.92	0.85	3,129	13.94	0.87	3,300	10.89	1.07
Allowance for loan and lease losses	21,235	100.00%	2.33	22,441	100.00%	2.49	30,288	100.00%	3.43
Reserve for unfunded lending commitments	474			486			574
Allowance for credit losses	$21,709			$22,927			$30,862

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		2.33%			2.49%			3.43%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		1.96			2.06			2.50
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		103			102			127
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		84			82			90
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		2.51			2.20			2.08
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5)		2.04			1.76			1.46
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs (8)		2.18			1.65			2.08

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.1 billion, $1.0 billion and $1.2 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.0 billion, $2.1 billion and $1.9 billion and non-U.S. commercial loans of $6.4 billion, $5.7 billion and $5.3 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(2)	Includes allowance for loan and lease losses for U.S. small business commercial loans of $584 million, $611 million and $812 million at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $328 million, $408 million and $603 million at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(4)	Total loans and leases do not include loans accounted for under the fair value option of $9.5 billion, $8.8 billion and $8.4 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $3.9 billion, $4.5 billion and $9.0 billion at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(6)
Allowance for loan and lease losses includes $9.9 billion, $10.7 billion and $16.3 billion allocated to products (primarily the Consumer Lending portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2013, March 31, 2013 and June 30, 2012, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 55 percent, 53 percent and 59 percent at June 30, 2013, March 31, 2013 and June 30, 2012, respectively.

(7)
Net charge-offs exclude $313 million and $839 million of write-offs in the purchased credit-impaired loan portfolio at June 30, 2013 and March 31, 2013. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

(8)	There were no write-offs of purchased credit-impaired loans at June 30, 2012.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.
Effective January 1, 2013, on a prospective basis, the Corporation adjusted the amount of capital being allocated to its business segments. The adjustment reflects a refinement to the prior-year methodology (economic capital) which focused solely on internal risk-based economic capital models. The refined methodology (allocated capital) now also considers the effect of regulatory capital requirements in addition to internal risk-based economic capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. The capital allocated to the Corporation's business segments is currently referred to as allocated capital and, prior to January 1, 2013, was referred to as economic capital, both of which represent non-GAAP financial measures. Allocated capital in the Corporation's business segments is subject to change over time.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the six months ended June 30, 2013 and 2012, and the three months ended June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012 and June 30, 2012. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$21,213	$20,394	$10,549	$10,664	$10,324	$9,938	$9,548
Fully taxable-equivalent adjustment	433	441	222	211	231	229	234
Net interest income on a fully taxable-equivalent basis	$21,646	$20,835	$10,771	$10,875	$10,555	$10,167	$9,782

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$45,924	$44,246	$22,727	$23,197	$18,660	$20,428	$21,968
Fully taxable-equivalent adjustment	433	441	222	211	231	229	234
Total revenue, net of interest expense on a fully taxable-equivalent basis	$46,357	$44,687	$22,949	$23,408	$18,891	$20,657	$22,202

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$1,987	$750	$1,486	$501	$(2,636)	$770	$684
Fully taxable-equivalent adjustment	433	441	222	211	231	229	234
Income tax expense (benefit) on a fully taxable-equivalent basis	$2,420	$1,191	$1,708	$712	$(2,405)	$999	$918

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity

Common shareholders' equity	$218,509	$215,466	$218,790	$218,225	$219,744	$217,273	$216,782
Goodwill	(69,937)	(69,971)	(69,930)	(69,945)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,409)	(7,701)	(6,270)	(6,549)	(6,874)	(7,194)	(7,533)
Related deferred tax liabilities	2,393	2,663	2,360	2,425	2,490	2,556	2,626
Tangible common shareholders' equity	$144,556	$140,457	$144,950	$144,156	$145,384	$142,659	$141,899

Reconciliation of average shareholders' equity to average tangible shareholders' equity

Shareholders' equity	$236,024	$234,062	$235,063	$236,995	$238,512	$236,039	$235,558
Goodwill	(69,937)	(69,971)	(69,930)	(69,945)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,409)	(7,701)	(6,270)	(6,549)	(6,874)	(7,194)	(7,533)
Related deferred tax liabilities	2,393	2,663	2,360	2,425	2,490	2,556	2,626
Tangible shareholders' equity	$162,071	$159,053	$161,223	$162,926	$164,152	$161,425	$160,675

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity

Common shareholders' equity	$216,791	$217,213	$216,791	$218,513	$218,188	$219,838	$217,213
Goodwill	(69,930)	(69,976)	(69,930)	(69,930)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,104)	(7,335)	(6,104)	(6,379)	(6,684)	(7,030)	(7,335)
Related deferred tax liabilities	2,297	2,559	2,297	2,363	2,428	2,494	2,559
Tangible common shareholders' equity	$143,054	$142,461	$143,054	$144,567	$143,956	$145,326	$142,461

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity

Shareholders' equity	$231,032	$235,975	$231,032	$237,293	$236,956	$238,606	$235,975
Goodwill	(69,930)	(69,976)	(69,930)	(69,930)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,104)	(7,335)	(6,104)	(6,379)	(6,684)	(7,030)	(7,335)
Related deferred tax liabilities	2,297	2,559	2,297	2,363	2,428	2,494	2,559
Tangible shareholders' equity	$157,295	$161,223	$157,295	$163,347	$162,724	$164,094	$161,223

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,123,320	$2,160,854	$2,123,320	$2,174,819	$2,209,974	$2,166,162	$2,160,854
Goodwill	(69,930)	(69,976)	(69,930)	(69,930)	(69,976)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,104)	(7,335)	(6,104)	(6,379)	(6,684)	(7,030)	(7,335)
Related deferred tax liabilities	2,297	2,559	2,297	2,363	2,428	2,494	2,559
Tangible assets	$2,049,583	$2,086,102	$2,049,583	$2,100,873	$2,135,742	$2,091,650	$2,086,102

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012	Second Quarter 2012
	2013	2012
Reconciliation of return on average allocated capital/economic capital (1)

Consumer & Business Banking

Reported net income	$2,831	$2,740	$1,392	$1,439	$1,441	$1,346	$1,208
Adjustment related to intangibles (2)	4	7	2	2	3	3	4
Adjusted net income	$2,835	$2,747	$1,394	$1,441	$1,444	$1,349	$1,212

Average allocated equity (3)	$62,070	$55,880	$62,058	$62,083	$56,673	$56,413	$55,987
Adjustment related to goodwill and a percentage of intangibles	(32,070)	(32,198)	(32,058)	(32,083)	(32,112)	(32,142)	(32,180)
Average allocated capital/economic capital	$30,000	$23,682	$30,000	$30,000	$24,561	$24,271	$23,807

Global Banking

Reported net income	$2,575	$2,802	$1,291	$1,284	$1,391	$1,151	$1,318
Adjustment related to intangibles (2)	1	2	—	1	1	1	1
Adjusted net income	$2,576	$2,804	$1,291	$1,285	$1,392	$1,152	$1,319

Average allocated equity (3)	$45,412	$41,677	$45,416	$45,407	$41,546	$42,066	$41,903
Adjustment related to goodwill and a percentage of intangibles	(22,412)	(22,434)	(22,416)	(22,407)	(22,423)	(22,427)	(22,431)
Average allocated capital/economic capital	$23,000	$19,243	$23,000	$23,000	$19,123	$19,639	$19,472

Global Markets

Reported net income (loss)	$2,128	$1,326	$959	$1,169	$182	$(275)	$497
Adjustment related to intangibles (2)	4	5	2	2	2	2	3
Adjusted net income (loss)	$2,132	$1,331	$961	$1,171	$184	$(273)	$500

Average allocated equity (3)	$35,372	$19,207	$35,372	$35,372	$19,562	$18,796	$18,655
Adjustment related to goodwill and a percentage of intangibles	(5,372)	(5,358)	(5,372)	(5,372)	(5,378)	(5,382)	(5,339)
Average allocated capital/economic capital	$30,000	$13,849	$30,000	$30,000	$14,184	$13,414	$13,316

Global Wealth & Investment Management

Reported net income	$1,478	$1,098	$758	$720	$576	$571	$548
Adjustment related to intangibles (2)	9	12	5	4	5	6	6
Adjusted net income	$1,487	$1,110	$763	$724	$581	$577	$554

Average allocated equity (3)	$20,311	$17,107	$20,300	$20,323	$18,489	$18,199	$17,391
Adjustment related to goodwill and a percentage of intangibles	(10,311)	(10,391)	(10,300)	(10,323)	(10,340)	(10,359)	(10,380)
Average allocated capital/economic capital	$10,000	$6,716	$10,000	$10,000	$8,149	$7,840	$7,011

For footnotes see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2013	First Quarter 2013	Second Quarter 2012
	2013	2012
Consumer & Business Banking

Deposits

Reported net income	$882	$637	$484	$398	$225
Adjustment related to intangibles (2)	—	1	—	—	1
Adjusted net income	$882	$638	$484	$398	$226

Average allocated equity (3)	$35,404	$32,540	$35,403	$35,407	$32,862
Adjustment related to goodwill and a percentage of intangibles	(20,004)	(20,027)	(20,003)	(20,007)	(20,025)
Average allocated capital/economic capital	$15,400	$12,513	$15,400	$15,400	$12,837

Consumer Lending

Reported net income	$1,949	$2,103	$908	$1,041	$983
Adjustment related to intangibles (2)	4	6	2	2	3
Adjusted net income	$1,953	$2,109	$910	$1,043	$986

Average allocated equity (3)	$26,666	$23,340	$26,655	$26,676	$23,125
Adjustment related to goodwill and a percentage of intangibles	(12,066)	(12,171)	(12,055)	(12,076)	(12,155)
Average allocated capital/economic capital	$14,600	$11,169	$14,600	$14,600	$10,970

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Consumer Real Estate Services.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)
Average allocated equity is comprised of average allocated capital (or economic capital prior to 2013) plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50